Exhibit 99.1

Quarterly Earnings and

Supplemental Operating and Financial Data

September 30, 2010

LEXINGTON REALTY TRUST
SUPPLEMENTAL REPORTING PACKAGE
September 30, 2010

This Quarterly Earnings Release and Supplemental Reporting Package contains certain forward-looking statements which involve known and unknown risks, uncertainties or other factors not under Lexington’s control which may cause actual results, performance or achievements of Lexington to be materially different from the results, performance, or other expectations implied by these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed under the headings “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in Lexington’s periodic reports filed with the Securities and Exchange Commission, including risks related to:  (1) the authorization of Lexington’s Board of Trustees of future dividend declarations to achieve an annualized dividend paid in 2011 of $0.46 per common share, (2) the failure to continue to qualify as a real estate investment trust, (3) changes in general business and economic conditions, including the impact of the current global financial and credit crisis, (4) competition, (5) increases in real estate construction costs, (6) changes in interest rates, or (7) changes in accessibility of debt and equity capital markets. Copies of the periodic reports Lexington files with the Securities and Exchange Commission are available on Lexington’s web site at www.lxp.com. Forward-looking statements, which are based on certain assumptions and describe Lexington’s future plans, strategies and expectations, are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “estimates,” “projects”, “is optimistic” or similar expressions. Lexington undertakes no obligation to publicly release the results of any revisions to those forward-looking statements which may be made to reflect events or circumstances after the occurrence of unanticipated events. Accordingly, there is no assurance that Lexington’s expectations will be realized.

LEXINGTON REALTY TRUST
TRADED: NYSE: LXP
ONE PENN PLAZA, SUITE 4015
NEW YORK NY 10119-4015

Contact:
Investor or Media Inquiries, T. Wilson Eglin, CEO
Lexington Realty Trust
Phone: (212) 692-7200 E-mail: tweglin@lxp.com

FOR IMMEDIATE RELEASE
Thursday, November 4, 2010

LEXINGTON REALTY TRUST REPORTS THIRD QUARTER 2010 RESULTS AND INCREASES COMMON SHARE DIVIDEND BY 15%

New York, NY – November 4, 2010 – Lexington Realty Trust (“Lexington”) (NYSE:LXP), a real estate investment trust focused on single-tenant real estate investments, today announced results for the third quarter ended September 30, 2010.

Third Quarter 2010 Highlights
•	Generated Company Funds From Operations (“Company FFO”) of $39.1 million or $0.25 per diluted common share/unit, adjusted for certain items.
•	Executed 11 new and renewal leases, totaling approximately 760,000 square feet.
•	Increased portfolio occupancy by 1.4% to approximately 93% leased.
•	Raised $69.7 million from dispositions and $11.3 million from financing activities.
•	Reduced overall consolidated debt by $105.5 million; paid off $80.0 million term loan ahead of scheduled maturity.
•	Increased the availability of secured credit line to $220.0 million, with $18.8 million outstanding at quarter end.
•
Agreed to fund $23.4 million for the construction of a 672,000 square foot industrial facility and to purchase the facility, upon its completion and commencement of a 20-year net lease, at an initial cap rate of 8.9%.

Subsequent to Quarter End Highlights
•	Increased quarterly common share dividend 15% to $0.115 per share.
•	Sold one vacant property for $6.1 million.
•	Retired $38.9 million in consolidated debt on three properties.

T. Wilson Eglin, President and Chief Executive Officer of Lexington, stated, “We are pleased to announce a 15% increase in our common share dividend that reflects our strong operating results, the success we have had this year in executing all aspects of our business plan and our confidence in our future prospects. We believe we will continue to have success selling our multi-tenant properties and utilizing sales proceeds to reduce debt and selectively fund accretive acquisition opportunities. With relatively few expiring leases and debt maturities next year, we believe our new dividend payout ratio will continue to be conservative in relation to our funds from operations.”

FINANCIAL RESULTS
Revenues

For the quarter ended September 30, 2010, total gross revenues were $87.8 million, compared with total gross revenues of $92.0 million for the quarter ended September 30, 2009.

Company FFO Attributable to Common Shareholders/Unitholders

The following presents in tabular form the items excluded from Company FFO for the periods presented (in millions, except for per diluted share/unit data):

	Three Months Ended September 30,						Nine Months Ended September 30,
	2010	Per Diluted Share/Unit		2009	Per Diluted Share/Unit		2010	Per Diluted Share/Unit		2009	Per Diluted Share/Unit
Reported Company FFO(A)	$42.8	$0.27		$18.3	$0.15		$71.4	$0.46		$(39.4)	$(0.34)
New accounting pronouncements	0.1			0.3			0.4			1.1
Debt satisfaction, net	--			(9.2)			(2.6)			(21.5)
Forward equity commitment	(4.9)			(7.0)			(5.4)			(2.6)
Impairment losses - real estate	1.1			29.2			51.2			38.8
Impairment losses - real estate noncontrolling interests							(9.5)
Impairment losses -consolidated debt investments				0.5			3.9			1.6
Impairment losses/reserves -Concord debt investments	--			--			--			71.4
Impairment loss - Concord equity investment	--			--			--			68.2
Impairment loss - JV	--			6.5			--			6.5
Lease termination/ deferred maintenance payments				(1.9)						(3.2)
Land transaction income, net	--			--			--			(1.3)
Company FFO, as adjusted	$39.1	$0.25	(B)	$36.7	$0.31	(B)	$109.4	$0.72	(B)	$119.6	$1.05	(B)

(A)	A reconciliation of GAAP net income (loss) to Company FFO is provided later in this press release.
(B)
Per diluted share/unit reflects the impact of estimated net common shares retired upon the assumed settlement of the forward equity commitment of (3,305,015), (2,487,326), (3,312,724) and (2,139,550) for the three months ended September 30, 2010 and 2009 and the nine months ended September 30, 2010 and 2009, respectively.

Net Income (Loss) Attributable to Common Shareholders

For the quarter ended September 30, 2010, net income attributable to common shareholders was $58 thousand, or income of $0.00 per diluted share, compared with net loss attributable to common shareholders for the quarter ended September 30, 2009 of ($28.5) million, or a loss of ($0.25) per diluted share.

Financing Activities and Balance Sheet Update

Overall consolidated debt was reduced in the third quarter by $105.5 million. Lexington fully satisfied the $80.0 million term loan portion of the secured credit facility and retired $47.2 million in non-recourse mortgage balloon debt on four properties.

During the quarter, Lexington increased the capacity under its secured revolving line of credit to $220.0 million from $175.0 million. As of September 30, 2010, $18.8 million was outstanding under this facility. In addition, Lexington obtained an $11.3 million fully amortizing, non-recourse mortgage loan on its North Berwick, Maine property leased to United Technologies Corporation with a term of approximately nine years and a fixed interest rate of 3.56%.

Common Share Dividend/Distribution

Lexington declared a regular quarterly dividend/distribution, for the quarter ended September 30, 2010, of $0.10 per common share/unit, which was paid on October 15, 2010 to common shareholders/unitholders of record as of September 30, 2010.

On November 3, 2010, Lexington declared a regular quarterly dividend/distribution for the quarter ended December 31, 2010 of $0.115 per common share/unit, which will be paid on or about January 14, 2011 to common shareholders/unitholders of record as of December 31, 2010. This quarterly dividend of $0.115 per common share/unit represents a 15% increase and, subject to Board of Trustees’ authorization, an expected annualized dividend of $0.46 per common share/unit.

OPERATING ACTIVITIES

Capital Recycling

During the quarter ended September 30, 2010, Lexington raised $69.7 million from four property sales at a weighted-average cap rate of 0.6%. Subsequent to quarter end, Lexington sold one vacant industrial property for $6.1 million ($30.42 psf). Year to date, Lexington has monetized 11 properties for $155.1 million at a weighted-average cap rate of 4.1%.

Investments

During the third quarter, Lexington agreed to fund up to $23.4 million for the construction of a 672,000 square foot industrial facility in Shelby, North Carolina and to acquire the property for approximately $0.3 million in excess of the construction funding commitment. The facility will be leased to Clearwater Paper Corporation for a term of 20 years upon completion of construction, which is expected to occur in the second quarter of 2011, at an initial cap rate of 8.9%. No assurance can be provided that construction will be completed or the acquisition will be consummated.

Leasing Activity

For the quarter ended September 30, 2010, Lexington executed 11 new and renewal leases for 760,000 square feet. At September 30, 2010, Lexington’s overall portfolio was approximately 93% leased.

2010 EARNINGS GUIDANCE

Lexington reaffirms its estimated Company FFO guidance of a range of $0.93 to $0.97 per diluted share for the year ended December 31, 2010. This guidance is forward looking, excludes the impact of certain items and is based on current expectations.

THIRD QUARTER 2010 CONFERENCE CALL

Lexington will host a conference call today, Thursday, November 4, 2010, at 11:00 a.m. Eastern Time, to discuss its results for the quarter ended September 30, 2010. Interested parties may participate in this conference call by dialing (877) 604-9668 or (719) 325-4899. A replay of the call will be available through November 18, 2010, at (877) 870-5176 or (858) 384-5517, pin: 7174391. A live webcast of the conference call will be available at www.lxp.com within the Investor Relations section.

ABOUT LEXINGTON REALTY TRUST

Lexington Realty Trust is a real estate investment trust that owns, invests in, and manages office, industrial and retail properties net-leased to major corporations throughout the United States and provides investment advisory and asset management services to investors in the net lease area. Lexington shares are traded on the New York Stock Exchange under the symbol “LXP”. Additional information about Lexington is available on-line at www.lxp.com or by contacting Lexington Realty Trust, One Penn Plaza, Suite 4015, New York, New York 10119-4015, Attention: Investor Relations.

This release contains certain forward-looking statements which involve known and unknown risks, uncertainties or other factors not under Lexington’s control which may cause actual results, performance or achievements of Lexington to be materially different from the results, performance, or other expectations implied by these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed under the headings “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in Lexington’s periodic reports filed with the Securities and Exchange Commission, including risks related to: (1) the authorization by Lexington’s Board of Trustees of future dividend declarations to achieve an annualized dividend paid in 2011 of $0.46 per common share, (2) the failure to continue to qualify as a real estate investment trust, (3) changes in general business and economic conditions, including the impact of the current global financial and credit crisis, (4) competition, (5) increases in real estate construction costs, (6) changes in interest rates, or (7) changes in accessibility of debt and equity capital markets. Copies of the periodic reports Lexington files with the Securities and Exchange Commission are available on Lexington’s web site at www.lxp.com. Forward-looking statements, which are based on certain assumptions and describe Lexington’s future plans, strategies and expectations, are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “estimates,” “projects”, “is optimistic” or similar expressions. Lexington undertakes no obligation to publicly release the results of any revisions to those forward-looking statements which may be made to reflect events or circumstances after the occurrence of unanticipated events. Accordingly, there is no assurance that Lexington’s expectations will be realized.

LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
Three and nine months ended September 30, 2010 and 2009
(Unaudited and in thousands, except share and per share data)

	Three months ended September 30,		Nine months ended September 30,
	2010	2009	2010	2009
Gross revenues:
Rental	$79,484	$81,574	$233,986	$245,280
Advisory and incentive fees	254	388	869	1,434
Tenant reimbursements	8,077	9,989	25,676	29,317
Total gross revenues	87,815	91,951	260,531	276,031
Expense applicable to revenues:
Depreciation and amortization	(41,165)	(42,198)	(124,497)	(127,033)
Property operating	(17,418)	(19,458)	(54,331)	(57,336)
General and administrative	(4,886)	(5,051)	(15,810)	(17,822)
Non-operating income	2,934	1,304	7,982	6,877
Interest and amortization expense	(30,958)	(31,875)	(94,453)	(97,038)
Debt satisfaction gains (charges), net	(11)	3,152	(773)	16,868
Change in value of forward equity commitment	4,940	7,031	5,400	2,596
Impairment charges and loan losses	--	(491)	(16,354)	(1,576)
Income (loss) before provision for income taxes, equity in earnings
(losses) of non-consolidated entities and discontinued operations	1,251	4,365	(32,305)	1,567
Provision for income taxes	(451)	(658)	(1,697)	(1,649)
Equity in earnings (losses) of non-consolidated entities	5,459	(525)	16,066	(130,813)
Income (loss) from continuing operations	6,259	3,182	(17,936)	(130,895)
Discontinued operations:
Income (loss) from discontinued operations	147	(2,083)	(932)	(3,479)
Provision for income taxes	--	(6)	(14)	(70)
Debt satisfaction gains, net	--	6,006	3,385	4,607
Gains on sales of properties	2,025	--	2,523	6,280
Impairment charges	(1,091)	(29,230)	(38,713)	(38,787)
Total discontinued operations	1,081	(25,313)	(33,751)	(31,449)
Net income (loss)	7,340	(22,131)	(51,687)	(162,344)
Less net loss (income) attributable to noncontrolling interests	(1,006)	2	7,153	(1,841)
Net income (loss) attributable to Lexington Realty Trust shareholders	6,334	(22,129)	(44,534)	(164,185)
Dividends attributable to preferred shares - Series B	(1,590)	(1,590)	(4,770)	(4,770)
Dividends attributable to preferred shares - Series C	(1,702)	(1,702)	(5,107)	(5,516)
Dividends attributable to preferred shares - Series D	(2,926)	(2,926)	(8,777)	(8,777)
Dividends attributable to non-vested common shares	(58)	(127)	(181)	(385)
Conversion dividend - Series C	--	--	--	(6,994)
Net income (loss) attributable to common shareholders	$58	$(28,474)	$(63,369)	$(190,627)
Income (loss) per common share - basic and diluted:
Loss from continuing operations	$(0.01)	$(0.03)	$(0.28)	$(1.51)
Income (loss) from discontinued operations	0.01	(0.22)	(0.21)	(0.30)
Net income (loss) attributable to common shareholders	$0.00	$(0.25)	$(0.49)	$(1.81)
Weighted average common shares outstanding - basic and diluted	133,713,505	112,217,415	129,487,281	105,490,039
Amounts attributable to common shareholders:
Loss from continuing operations	$(1,290)	$(3,243)	$(36,244)	$(158,833)
Income (loss) from discontinued operations	1,348	(25,231)	(27,125)	(31,794)
Net income (loss) attributable to common shareholders	$58	$(28,474)	$(63,369)	$(190,627)

LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
September 30, 2010 and December 31, 2009
(Unaudited and in thousands, except share and per share data)

	2010	2009
Assets:
Real estate, at cost	$3,417,177	$3,552,806
Less: accumulated depreciation and amortization	605,741	537,406
	2,811,436	3,015,400
Intangible assets, net	212,853	267,161
Cash and cash equivalents	59,277	53,865
Restricted cash	33,166	21,519
Investment in and advances to non-consolidated entities	70,353	55,985
Deferred expenses, net	38,978	38,245
Loans receivable, net	93,409	60,567
Rent receivable - current	7,831	11,463
Rent receivable - deferred	3,802	12,529
Other assets	54,024	43,111
Total assets	$3,385,129	$3,579,845

Liabilities and Equity:
Liabilities:
Mortgages and notes payable	$1,619,027	$1,857,909
Exchangeable notes payable	61,272	85,709
Convertible notes payable	102,726	-
Trust preferred securities	129,120	129,120
Contract right payable	14,397	15,252
Dividends payable	19,651	18,412
Accounts payable and other liabilities	44,840	43,629
Accrued interest payable	8,804	11,068
Deferred revenue - below market leases, net	98,880	107,535
Prepaid rent	15,918	13,975
	2,114,635	2,282,609
Commitments and contingencies

Equity:
Preferred shares, par value $0.0001 per share; authorized 100,000,000 shares,
Series B Cumulative Redeemable Preferred, liquidation preference $79,000, 3,160,000 shares issued and outstanding	76,315	76,315
Series C Cumulative Convertible Preferred, liquidation preference $104,760, 2,095,200 shares issued and outstanding	101,778	101,778
Series D Cumulative Redeemable Preferred, liquidation preference $155,000, 6,200,000 shares issued and outstanding	149,774	149,774
Common shares, par value $0.0001 per share; authorized 400,000,000 shares, 134,330,111 and 121,943,258 shares issued and outstanding in 2010 and 2009, respectively	13	12
Additional paid-in-capital	1,846,958	1,750,979
Accumulated distributions in excess of net income	(974,236)	(870,862)
Accumulated other comprehensive income (loss)	(934)	673
Total shareholders' equity	1,199,668	1,208,669
Noncontrolling interests	70,826	88,567
Total equity	1,270,494	1,297,236
Total liabilities and equity	$3,385,129	$3,579,845

LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES
EARNINGS PER SHARE AND COMPANY FUNDS FROM OPERATIONS PER SHARE
(Unaudited and in thousands, except share and per share data)

	Three months ended September 30,		Nine months ended September 30,
	2010	2009	2010	2009
EARNINGS PER SHARE:
Basic and Diluted:
Loss from continuing operations attributable to common shareholders	$(1,290)	$(3,243)	$(36,244)	$(158,833)
Income (loss) from discontinued operations attributable to common shareholders	1,348	(25,231)	(27,125)	(31,794)
Net income (loss) attributable to common shareholders	$58	$(28,474)	$(63,369)	$(190,627)
Weighted average number of common shares outstanding	133,713,505	112,217,415	129,487,281	105,490,039
Income (loss) per common share:
Loss from continuing operations	$(0.01)	$(0.03)	$(0.28)	$(1.51)
Income (loss) from discontinued operations	0.01	(0.22)	(0.21)	(0.30)
Net income (loss) attributable to common shareholders	$0.00	$(0.25)	$(0.49)	$(1.81)

	Three months ended September 30,		Nine months ended September 30,
	2010	2009	2010	2009
COMPANY FUNDS FROM OPERATIONS: (1) Basic and Diluted:
Net income (loss) attributable to common shareholders	$58	$(28,474)	$(63,369)	$(190,627)
Adjustments:
Depreciation and amortization	40,325	44,994	123,805	136,404
Noncontrolling interests - OP units	687	221	1,443	933
Amortization of leasing commissions	854	787	2,621	2,269
Joint venture and noncontrolling interest adjustment	(1,131)	(910)	(1,977)	5,381
Preferred dividends - Series C	1,702	1,702	5,107	12,510
Gains on sale of properties	(2,025)	--	(2,523)	(6,280)
Gain on sale of marketable securities	--	(19)	--	(19)
Interest and amortization on 6.00% Convertible Notes	2,325	--	6,283	--
Company FFO	$42,795	$18,301	$71,390	$(39,429)

Basic and Diluted:
Weighted average common shares outstanding - EPS	133,713,505	112,217,415	129,487,281	105,490,039
6.00% Convertible Notes	16,230,905	--	14,698,029	--
Non-vested share-based payment awards	67,785	--	57,080	--
Operating Partnership Units	5,037,207	5,599,397	5,267,260	5,449,726
Preferred Shares - Series C	5,099,507	4,950,907	5,099,507	5,461,335
Weighted average common shares outstanding	160,148,909	122,767,719	154,609,157	116,401,100
Company FFO per common share	$0.27	$0.15	$0.46	$(0.34)

1 Lexington believes that Funds from Operations (“FFO”) is a widely recognized and appropriate measure of the performance of an equity REIT. Lexington presents FFO because it considers FFO an important supplemental measure of Lexington’s operating performance. Lexington believes FFO is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results. FFO is intended to exclude generally accepted accounting principles (“GAAP”) historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions. As a result, FFO provides a performance measure that, when compared year over year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities, interest costs and other matters without the inclusion of depreciation and amortization, providing perspective that may not necessarily be apparent from net income.

FFO is determined in accordance with standards established by the National Association of Real Estate Investment Trusts, Inc. (“NAREIT”). FFO is defined by NAREIT as “net income (or loss) computed in accordance with GAAP, excluding gains (or losses) from sales of property, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.” FFO does not represent cash generated from operating activities in accordance with GAAP and is not indicative of cash available to fund cash needs. FFO should not be considered as an alternative to net income as an indicator of our operating performance or as an alternative to cash flow as a measure of liquidity.

Lexington includes in its calculation of FFO, which Lexington refers to as the “Company’s funds from operations” or “Company FFO,” Lexington’s operating partnership units, Lexington’s Series C Cumulative Convertible Preferred Shares, and Lexington’s 6.00% Convertible Notes because these securities are convertible, at the holder’s option, into Lexington’s common shares. Management believes this is appropriate and relevant to securities analysts, investors and other interested parties because Lexington presents Company FFO on a company-wide basis as if all securities that are convertible, at the holder’s option, into Lexington’s common shares, are converted. Since others do not calculate FFO in a similar fashion, Company FFO may not be comparable to similarly titled measures as reported by others.

###

LEXINGTON REALTY TRUST
2010 Third Quarter Leasing Summary

	NEW LEASES
	Tenants/Guarantors	Location		Lease Expiration Date	Sq. Ft.	New Cash Rent Per Annum ($000)(1)	New GAAP Rent Per Annum ($000)(1)

	Office/Multi-Tenant
1	Paul Kaminaka	Honolulu	HI	10/2013	4,702	$18	$18
2	Transamerica Life Insurance Company (2)	Baltimore	MD	01/2022	140,526	$2,990	$4,258
3	Yellow Book Sales and Distribution Co., Inc.	Fishers	IN	11/2013	3,764	$54	$54

3	Total new office/multi-tenant leases				148,992	$3,062	$4,330
	Industrial
1	Enbridge Energy L.P.	Marshall	MI	02/2011	58,300	$198	$198
2	Ozburn-Hessey Logistics, LLC	Statesville	NC	05/2013	168,800	$365	$365

2	Total new industrial leases				227,100	$563	$563

5	TOTAL NEW LEASES				376,092	$3,625	$4,893

	LEASE EXTENSIONS
	Tenants/Guarantors	Location		Prior Term	Lease Expiration Date	Sq. Ft.	New Cash Rent Per Annum ($000)(1)	Prior Cash Rent Per Annum ($000)	New GAAP Rent Per Annum ($000)(1)	Prior GAAP Rent Per Annum ($000)

	Office/Multi-Tenant
1	AT&T Services, Inc. (3)	Oklahoma City	OK	11/2010	11/2015	103,500	$247	$267	$239	$261
2	Jordan Associates Inc. (3)	Oklahoma City	OK	06/2010	06/2011	25,000	$10	$10	$10	$10
3	Management & Training Corporation	Honolulu	HI	04/2010	04/2011	1,518	$21	$20	$21	$20
4	Victor T. Fujita d/b/a I.M.C. Direct	Honolulu	HI	08/2010	08/2013	297	$6	$5	$6	$5

4	Total office/multi-tenant lease extensions					130,315	$284	$302	$276	$296

	Industrial
1	Walgreen Company	Orlando	FL	03/2011	03/2016	205,016	$508	$508	$786	$786

1	Total industrial lease extensions					205,016	$508	$508	$786	$786
	Retail
1	Safeway Stores Inc.	Greenville	TX	05/2011	05/2016	48,492	$171	$171	$242	$242

1	Total retail lease extensions					48,492	$171	$171	$242	$242

6	TOTAL LEASE EXTENSIONS					383,823	$963	$981	$1,304	$1,324

11	TOTAL NEW AND EXTENDED LEASES					759,915	$4,588	$981	$6,197	$1,324

Footnotes
(1)	Assumes twelve months rent.
(2)	Represents twelve months rent from estimated lease commencement date of 11/1/2011, including free rent periods.
(3)	Equity investment held in Net Lease Strategic Assets Fund L.P, rent amounts reflect Lexington's 19% effective ownership interest.

LEXINGTON REALTY TRUST
2010 Third Quarter Disposition Summary

	DISPOSITIONS
	Tenants/Guarantors	Location	Property Type	Gross Sale Price ($000)	Annualized NOI ($000)	Month of Disposition
1	Various Tenants	Dallas, TX	Multi-Tenant/Office	$7,450	$34	July
2	Various Tenants	Irvine, CA	Multi-Tenant/Office	$20,000	$696	July
3	Various Tenants	San Francisco, CA	Multi-Tenant/Office	$42,250	$(314)	July
4	Vacant	North Myrtle Beach, SC	Retail	$-	$(12)	August

4	TOTAL DISPOSITIONS			$69,700	$404

LEXINGTON REALTY TRUST
Property Leases and Vacancies - Consolidated Portfolio - 9/30/2010

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note		Primary Tenant (Guarantor)	Year Built/ Renovated/ Expanded	Sq.Ft. Leased or Available (1)	Cash Rent as of 9/30/2010 ($000) (2)	GAAP Base Rent as of 9/30/2010 ($000) (3)	Fixed Rent at Next Option ($000) (4)
OFFICE PROPERTIES
2010	12/31/2010	1701 Market St.	Philadelphia	PA	(6	)(7)	City National Bank of New Jersey	1957/1997	5,315	179	179	0
2011	1/31/2011	4848 129th East Ave.	Tulsa	OK	--		HSBC Card Services, Inc. (HSBC Finance Corporation)	2000	101,100	1,073	1,073	0
	2/28/2011	4200 RCA Blvd.	Palm Beach Gardens	FL	--		The Wackenhut Corporation	1996	96,118	1,360	1,358	2,402
	9/30/2011	200 Lucent Ln.	Cary	NC	--		Alcatel-Lucent USA, Inc.	1999	124,944	1,710	1,544	0
	11/30/2011	207 Mockingbird Ln.	Johnson City	TN	(22)		SunTrust Bank	1979	63,800	506	567	675
	12/31/2011	2050 Roanoke Rd.	Westlake	TX	--		Chrysler Financial Services Americas, LLC	2001	130,290	2,745	2,591	0
		37101 Corporate Dr.	Farmington Hills	MI	(10)		Continental Automotive Systems, Inc.	2001	119,829	3,143	2,293	0
2012	1/31/2012	26210 and 26220 Enterprise Court	Lake Forest	CA	--		Apria Healthcare, Inc. (Apria Healthcare Group, Inc.)	2001	100,012	1,477	1,344	0
		4000 Johns Creek Pkwy.	Suwanee	GA	--		Kraft Foods Global, Inc.	2001	73,264	1,067	1,039	0
		1275 Northwest 128th St.	Clive	IA	--		Principal Life Insurance Company	2004	61,180	599	599	935
	3/31/2012	1701 Market St.	Philadelphia	PA	(6	)(7)	Car-Tel Communications, Inc.	1957/1997	1,220	37	36	0
		3940 South Teller St.	Lakewood	CO	--		MoneyGram Payment Systems, Inc.	2002	68,165	912	650	1,295
		120 East Shore Dr.	Glen Allen	VA	--		Capital One Services, LLC	2000	77,045	621	590	847
	6/30/2012	275 South Valencia Ave.	Brea	CA	--		Bank of America, NA	1983	637,503	6,533	6,596	0
	8/31/2012	5757 Decatur Blvd.	Indianapolis	IN	--		Allstate Insurance Company	2002	84,200	1,030	1,161	0
							Damar Services, Inc.	2002	5,756	32	32	47
		2706 Media Center Dr.	Los Angeles	CA	--		Sony Electronics, Inc.	2000	20,203	158	158	0
	10/31/2012	4455 American Way	Baton Rouge	LA	--		Bell South Mobility, Inc.	1997	70,100	847	835	0
	11/7/2012	2706 Media Center Dr.	Los Angeles	CA	--		Playboy Enterprises, Inc.	2000	63,049	1,126	943	0
	11/14/2012	2211 South 47th St.	Phoenix	AZ	--		Avnet, Inc.	1997	176,402	1,806	1,694	0
	12/31/2012	200 Executive Blvd. South	Southington	CT	--		Hartford Fire Insurance Company	1984/2006	153,364	1,260	1,218	0
2013	1/31/2013	12600 Gateway Blvd.	Fort Meyers	FL	--		Gartner, Inc.	1998	62,400	839	819	0
		810 & 820 Gears Rd.	Houston	TX	--		IKON Office Solutions, Inc.	2000	157,790	1,699	1,688	0
	3/31/2013	3165 McKelvey Rd.	Bridgeton	MO	--		BJC Health System	1981	52,994	288	395	0
		8900 Freeport Pkwy.	Irving	TX	--		Nissan Motor Acceptance Corporation (Nissan North America, Inc.)	2003	268,445	3,700	3,667	0
	4/30/2013	Sandlake Rd./Kirkman Rd.	Orlando	FL	--		Lockheed Martin Corporation	1982	184,000	720	1,402	960
	5/31/2013	6303 Barfield Rd.	Atlanta	GA	--		International Business Machines Corporation (Internet Security Systems, Inc.)	2000/2001	238,600	3,616	3,661	0
	6/30/2013	2210 Enterprise Dr.	Florence	SC	(6)		JPMorgan Chase Bank, National Association	1998	179,300	941	941	0
	9/30/2013	9200 South Park Center Loop	Orlando	FL	(6)		Corinthian Colleges, Inc.	2003	59,927	960	869	0
	11/30/2013	10475 Crosspoint Blvd.	Fishers	IN	--		Yellow Book Sales and Distribution Company, Inc.	1999	3,764	0	0	0
		1110 Bayfield Dr.	Colorado Springs	CO	--		Honeywell International, Inc.	1980/1990/2002	166,575	1,307	1,200	1,713
	12/13/2013	3333 Coyote Hill Rd.	Palo Alto	CA	--		Xerox Corporation	1973/1975/1982	202,000	2,624	2,543	0
	12/31/2013	2550 Interstate Dr.	Harrisburg	PA	--		New Cingular Wireless PCS, LLC	1998	81,859	1,397	1,403	0
2014	1/31/2014	1701 Market St.	Philadelphia	PA	(7)		Morgan, Lewis & Bockius, LLC	1957/1997	290,565	3,349	3,319	4,631
	3/15/2014	101 East Erie St.	Chicago	IL	--		Draftfcb, Inc. (Interpublic Group of Companies, Inc.)	1986	215,991	3,112	3,764	0
	5/31/2014	3476 Stateview Blvd.	Fort Mill	SC	--		Wells Fargo Bank, N.A.	2002	169,083	1,917	1,901	0
		3480 Stateview Blvd.	Fort Mill	SC	--		Wells Fargo Bank, N.A.	2004	169,218	2,630	2,595	0
		859 Mount Vernon Hwy.	Atlanta	GA	(12)		International Business Machines Corporation (Internet Security Systems, Inc.)	2004	50,400	926	772	0
	7/31/2014	16676 Northchase Dr.	Houston	TX	--		Anadarko Petroleum Corporation	2003	101,111	1,226	1,222	0
	9/30/2014	333 Mt. Hope Ave.	Rockaway	NJ	--		BASF Corporation	1981/2002/2004	95,500	1,683	1,592	0
	10/31/2014	1409 Centerpoint Blvd.	Knoxville	TN	--		Alstom Power, Inc.	1997	84,404	1,223	1,216	0
		2800 Waterford Lake Dr.	Midlothian	VA	--		Alstom Power, Inc.	2000	99,057	1,517	1,511	0
		700 US Hwy. Route 202-206	Bridgewater	NJ	--		Biovail Pharmaceuticals, Inc. (Biovail Corporation)	1985/2003/2004	115,558	1,733	2,136	0

LEXINGTON REALTY TRUST
Property Leases and Vacancies - Consolidated Portfolio - 9/30/2010

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note		Primary Tenant (Guarantor)	Year Built/ Renovated/ Expanded	Sq.Ft. Leased or Available (1)	Cash Rent as of 9/30/2010 ($000) (2)	GAAP Base Rent as of 9/30/2010 ($000) (3)	Fixed Rent at Next Option ($000) (4)
	12/14/2014	5150 220th Ave.	Issaquah	WA	--		OSI Systems, Inc. (Instrumentarium Corporation)	1992	106,944	1,646	1,613	0
		22011 Southeast 51st St.	Issaquah	WA	--		OSI Systems, Inc. (Instrumentarium Corporation)	1987	95,600	1,463	1,416	0
	12/31/2014	1066 Main St.	Forest Park	GA	--		Bank of America, NA (Bank of America Corporation)	1969	14,859	150	150	199
		180 South Clinton St.	Rochester	NY	(6)		Frontier Corporation	1988/2000	226,000	2,233	2,228	0
		201 West Main St.	Cumming	GA	--		Bank of America, NA (Bank of America Corporation)	1968/1982	14,208	149	149	198
		2223 North Druid Hills Rd.	Atlanta	GA	--		Bank of America, NA (Bank of America Corporation)	1972	6,260	84	84	112
		275 Technology Dr.	Canonsburg	PA	--		ANSYS, Inc.	1996	107,872	1,072	1,033	0
		400 Butler Farm Rd.	Hampton	VA	--		Nextel Communications of the Mid-Atlantic, Inc. (Nextel Finance Company)	1999	100,632	922	931	0
		4545 Chamblee – Dunwoody Rd.	Chamblee	GA	--		Bank of America, NA (Bank of America Corporation)	1972	4,565	66	66	88
		825 Southway Dr.	Jonesboro	GA	--		Bank of America, NA (Bank of America Corporation)	1971	4,894	58	58	77
		956 Ponce de Leon Ave.	Atlanta	GA	--		Bank of America, NA (Bank of America Corporation)	1975	3,900	59	59	78
		1698 Mountain Industrial Blvd.	Stone Mountain	GA	--		Bank of America, NA (Bank of America Corporation)	1973	5,704	71	71	95
2015	1/31/2015	26555 Northwestern Hwy.	Southfield	MI	--		Federal-Mogul Corporation	1963/1965/1988/1989	187,163	869	1,064	0
	4/30/2015	13775 McLearen Rd.	Herndon	VA	--		Equant, Inc. (Equant, NV)	1984/1988/1992	125,293	1,583	1,600	0
	7/1/2015	33 Commercial St.	Foxboro	MA	--		Invensys Systems, Inc. (Siebe, Inc.)	1982/1987	164,689	3,505	2,628	3,024
	7/31/2015	4001 International Pkwy.	Carrollton	TX	--		Motel 6 Operating, LP (Accor S.A.)	2003	138,443	2,395	2,396	3,580
	9/27/2015	10001 Richmond Ave.	Houston	TX	--		Baker Hughes, Inc.	1976/1984	554,385	8,163	5,531	6,596
		12645 West Airport Rd.	Sugar Land	TX	--		Baker Hughes, Inc.	1997	165,836	2,094	1,460	1,976
	9/30/2015	500 Olde Worthington Rd.	Westerville	OH	(5)		InVentiv Communications, Inc.	2000	97,000	834	942	0
		550 Business Center Dr.	Lake Mary	FL	--		JPMorgan Chase Bank, National Association	1999	125,920	1,341	1,572	0
		600 Business Center Dr.	Lake Mary	FL	--		JPMorgan Chase Bank, National Association	1996	125,155	1,286	1,538	0
	10/31/2015	12209 West Markham St.	Little Rock	AR	--		Entergy Arkansas, Inc.	1981	36,311	178	178	237
2016	4/30/2016	11511 Luna Rd.	Farmers Branch	TX	--		Haggar Clothing Company (Texas Holding Clothing Corporation and Haggar Corporation)	2000	180,507	1,671	2,391	2,531
		2000 Eastman Dr.	Milford	OH	--		Siemens Shared Services, LLC	1991	221,215	1,865	1,367	2,486
	10/31/2016	104 & 110 South Front St.	Memphis	TN	--		Hnedak Bobo Group, Inc.	1871/1988/1999	37,229	363	376	0
	11/30/2016	4000 Johns Creek Pkwy.	Suwanee	GA	--		PerkinElmer Instruments, LLC	2001	13,955	171	174	0
2017	4/30/2017	1315 West Century Dr.	Louisville	CO	--		Global Healthcare Exchange, Inc. (Global Healthcare Exchange, LLC)	1987/2006	106,877	1,093	1,200	0
	9/30/2017	9201 East Dry Creek Rd.	Centennial	CO	--		The Shaw Group, Inc.	2001/2002	128,500	1,679	1,779	0
	11/30/2017	6200 Northwest Pkwy.	San Antonio	TX	--		United HealthCare Services, Inc.	2000	142,500	1,230	1,400	0
2018	5/30/2018	13651 McLearen Rd.	Herndon	VA	--		US Government	1987	159,664	2,312	2,539	0
	6/30/2018	100 Barnes Rd.	Wallingford	CT	--		3M Company	1978/1985/1990/1993	44,400	510	380	0
	7/31/2018	4200 RCA Blvd.	Palm Beach Gardens	FL	--		Office Suites Plus Properties, Inc.	1996	18,400	329	337	0
	9/30/2018	1701 Market St.	Philadelphia	PA	(6	)(7)	Brinker Corner Bakery II, LLC	1957/1997	8,070	155	158	0
	11/30/2018	4201 Marsh Ln.	Carrollton	TX	--		Carlson Restaurants Worldwide, Inc. (Carlson Companies, Inc.)	2003	130,000	1,445	1,482	0
	12/22/2018	5200 Metcalf Ave.	Overland Park	KS	(6)		Swiss Re America Holding Corporation	1980/1990/2004/2005	320,198	3,352	3,376	0
2019	4/1/2019	9201 Stateline Rd.	Kansas City	MO	(6)		Swiss Re America Holding Corporation	1963/1973/1985/2003	155,925	1,578	1,578	0
	6/19/2019	3965 Airways Blvd.	Memphis	TN	--		Federal Express Corporation	1982/1983/1985	521,286	5,081	5,260	5,375
	7/31/2019	500 Jackson St.	Columbus	IN	--		Cummins, Inc.	1984	390,100	3,320	3,405	4,925
	10/31/2019	10475 Crosspoint Blvd.	Fishers	IN	(6)		John Wiley & Sons, Inc.	1999	123,416	1,574	1,701	0
	12/31/2019	421 Butler Farm Rd.	Hampton	VA	--		Patient Advocate Foundation	2000	36,484	266	266	0
		850-950 Warrenville Rd.	Lisle	IL	(5)		National-Louis University	1985	99,414	1,048	1,238	0
2020	1/31/2020	10300 Kincaid Dr.	Fishers	IN	--		Roche Diagnostics Operations, Inc.	1999	193,000	2,187	2,568	3,812
	2/14/2020	5600 Broken Sound Blvd.	Boca Raton	FL	(6)		Océ Printing Systems USA, Inc. (Oce-USA Holding, Inc.)	1983/2002	136,789	1,622	1,683	0

LEXINGTON REALTY TRUST
Property Leases and Vacancies - Consolidated Portfolio - 9/30/2010

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Built/ Renovated/ Expanded	Sq.Ft. Leased or Available (1)	Cash Rent as of 9/30/2010 ($000) (2)	GAAP Base Rent as of 9/30/2010 ($000) (3)	Fixed Rent at Next Option ($000) (4)
	7/8/2020	1460 Tobias Gadsen Blvd.	Charleston	SC	(6)	Hagemeyer North America, Inc.	2005	50,076	576	630	0
2021	3/31/2021	1311 Broadfield Blvd.	Houston	TX	--	Transocean Offshore Deepwater Drilling, Inc. (Transocean Sedco Forex, Inc.)	2000	155,040	2,296	1,967	0
	6/30/2021	1415 Wyckoff Rd.	Wall	NJ	--	New Jersey Natural Gas Company	1983	157,511	2,290	2,290	4,224
	11/30/2021	29 South Jefferson Rd.	Whippany	NJ	--	CAE SimuFlite, Inc. (HP Whippany, LLC)	2006/2008	123,734	1,744	1,745	2,069
2022	12/31/2022	147 Milk St.	Boston	MA	--	Harvard Vanguard Medical Associates, Inc.	1910	52,337	1,149	1,246	0
2023	3/31/2023	6555 Sierra Dr.	Irving	TX	--	TXU Energy Retail Company, LLC (Texas Competitive Electric Holdings Company, LLC)	1999	247,254	2,064	2,214	0
	7/31/2023	11201 Renner Blvd.	Lenexa	KS	(6)	Applebee’s Services, Inc. (DineEquity, Inc.)	2007	178,000	2,681	2,927	0
2025	11/30/2025	11707 Miracle Hills Dr.	Omaha	NE	--	Infocrossing, LLC (Infocrossing, Inc.)	1988/1995	85,200	875	875	0
	12/31/2025	2005 East Technology Cir.	Tempe	AZ	--	Infocrossing, Inc.	1998	60,000	846	846	0
2028	9/30/2028	295 Chipeta Way	Salt Lake City	UT	--	University of Utah	1982	295,000	2,711	2,711	0
2029	1/31/2029	6226 West Sahara Ave.	Las Vegas	NV	--	Nevada Power Company	1982	282,000	6,025	3,169	2,914
	12/31/2029	400 East Stone Ave.	Greenville	SC	(13)	Canal Insurance Company	1948/1981/1982/1986/1991/2006/2008	128,041	677	0	0
N/A	N/A	10475 Crosspoint Blvd.	Fishers	IN	--	(Available for Lease)	1999	13,867	0	0	0
		1701 Market St.	Philadelphia	PA	(7)	Parking Operators	1957/1997	0	1,616	1,616	0
		421 Butler Farm Rd.	Hampton	VA	--	(Available for Lease)(Amounts represent prior tenant)	2000	20,080	30	27	0
		101 East Erie St.	Chicago	IL	--	(Available for Lease)	1986	14,693	0	0	0
OFFICE TOTAL/WEIGHTED AVERAGE						99.6% Leased		12,723,795	$154,280	$148,804

LEXINGTON REALTY TRUST
Property Leases and Vacancies - Consolidated Portfolio - 9/30/2010

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note		Primary Tenant (Guarantor)	Year Built/ Renovated/ Expanded	Sq.Ft. Leased or Available (1)	Cash Rent as of 9/30/2010 ($000) (2)	GAAP Base Rent as of 9/30/2010 ($000) (3)	Fixed Rent at Next Option ($000) (4)
INDUSTRIAL PROPERTIES
2011	2/15/2011	1601 Pratt Ave.	Marshall	MI	--		Enbridge Energy L.P.	1979	58,300	57	57	0
	5/31/2011	200 Arrowhead Dr.	Hebron	OH	--		Owens Corning Insulating Systems, LLC	2000	400,522	601	601	0
		291 Park Center Dr.	Winchester	VA	(5	)(20)	Kraft Foods Global, Inc.	2001	344,700	1,206	1,183	0
	9/25/2011	3820 Micro Dr.	Millington	TN	(6)		Ingram Micro, L.P (Ingram Micro, Inc.)	1997	701,819	1,830	1,778	0
2012	8/4/2012	101 Michelin Dr.	Laurens	SC	--		CEVA Logistics U.S., Inc. (TNT Logistics Holdings, B.V.)	1991/1993	1,164,000	2,560	2,478	2,619
		7111 Crabb Rd.	Temperance	MI	--		CEVA Logistics U.S., Inc. (TNT Logistics Holdings, B.V.)	1978/1993	744,570	1,716	1,660	1,756
	10/31/2012	43955 Plymouth Oaks Blvd.	Plymouth	MI	--		Tower Automotive Operations USA I, LLC (Tower Automotive Inc.)	1996/1998	290,133	1,414	1,376	2,081
	12/31/2012	245 Salem Church Rd.	Mechanicsburg	PA	--		Exel, Inc. (NFC plc)	1985	252,000	652	649	0
2013	5/31/2013	2203 Sherrill Dr.	Statesville	NC	--		Ozburn-Hessey Logistics, LLC (OHH Acquisition Corporation)	1999/2002	639,800	1,110	1,195	0
2014	1/2/2014	2415 US Hwy. 78 East	Moody	AL	--		CEVA Logistics U.S., Inc. (TNT Logistics Holdings, B.V.)	2004	595,346	790	790	1,054
	1/31/2014	1133 Poplar Creek Rd.	Henderson	NC	--		Staples, Inc.	1998/2006	196,946	619	603	0
	12/31/2014	3686 South Central Ave.	Rockford	IL	--		Jacobson Warehouse Company, Inc. (Jacobson Distribution Company, Inc. and Jacobson Transportation Company, Inc.)	1992	90,000	303	236	446
		75 North St.	Saugerties	NY	(11)		Rotron, Inc. (EG&G)	1979	52,000	92	174	122
2015	12/31/2015	749 Southrock Dr.	Rockford	IL	--		Jacobson Warehouse Company, Inc. (Jacobson Distribution Company, Inc. and Jacobson Transportation Company, Inc.)	1992	150,000	357	366	525
2016	2/28/2016	7670 Hacks Cross Rd.	Olive Branch	MS	--		MAHLE Clevite, Inc. (MAHLE Industries, Inc.)	1989	268,104	716	687	0
	3/31/2016	19500 Bulverde Rd.	San Antonio	TX	--		Harcourt, Inc. (Harcourt General, Inc.)	2001	559,258	2,498	2,572	0
		2455 Premier Dr.	Orlando	FL	--		Walgreen Co.	1980	205,016	381	589	508
	8/31/2016	10590 Hamilton Ave.	Cincinnati	OH	--		The Hillman Group, Inc.	1991/1994/1995/2005	248,200	594	594	0
	9/30/2016	900 Industrial Blvd.	Crossville	TN	--		Dana Commercial Vehicle Products, LLC	1989/2006	222,200	513	513	0
2017	2/28/2017	3456 Meyers Ave.	Memphis	TN	--		Sears Logistics Services	1973	780,000	1,194	1,271	1,592
	6/30/2017	7500 Chavenelle Rd.	Dubuque	IA	(6)		The McGraw-Hill Companies, Inc.	2002	330,988	864	873	0
	9/30/2017	250 Swathmore Ave.	High Point	NC	--		Steelcase, Inc.	2002	244,851	807	815	1,165
	10/31/2017	1420 Greenwood Rd.	McDonough	GA	--		Versacold USA, Inc.	2000/2007	296,972	1,983	1,947	0
2018	6/30/2018	1650-1654 Williams Rd.	Columbus	OH	--		ODW Logistics, Inc.	1973	772,450	1,010	1,007	0
	9/30/2018	50 Tyger River Dr.	Duncan	SC	(6)		Plastic Omnium Exteriors, LLC	2005/2007/2008	221,833	718	718	0
2019	4/30/2019	113 Wells St.	North Berwick	ME	--		United Technologies Corporation	1965/1980	972,625	1,152	1,152	1,200
	10/17/2019	10345 Philipp Pkwy.	Streetsboro	OH	--		L'Oreal USA S/D, Inc. (L’Oreal USA, Inc.)	2004	649,250	1,889	1,958	3,149
2020	3/31/2020	2425 Hwy. 77 North	Waxahachie	TX	--		James Hardie Building Products, Inc. (James Hardie, NV)	1996/2001	335,610	2,550	2,550	0
	6/30/2020	3102 Queen Palm Dr.	Tampa	FL	--		Time Customer Service, Inc. (Time, Inc.)	1986	229,605	885	957	0
	9/30/2020	3350 Miac Cove Rd.	Memphis	TN	--		Mimeo.com, Inc.	1987	107,399	300	278	0
	12/19/2020	1901 Ragu Dr.	Owensboro	KY	(9)		Unilever Supply Chain, Inc. (Unilever United States, Inc.)	1975/1979/1995	443,380	784	1,116	1,802
2021	3/30/2021	121 Technology Dr.	Durham	NH	--		Heidelberg Web Systems, Inc.	1986/2002/2003	500,500	1,526	1,502	0
	5/31/2021	477 Distribution Pkwy.	Collierville	TN	--		Federal Express Corporation	1984/1987/2005	120,000	360	303	0
	11/30/2021	2880 Kenny Biggs Rd.	Lumberton	NC	--		Quickie Manufacturing Corporation	1998/2001/2006	423,280	956	1,017	0
	12/31/2021	224 Harbor Freight Rd.	Dillon	SC	(6)		Harbor Freight Tools USA, Inc. (Central Purchasing, Inc.)	2001/2005	1,010,859	2,263	2,348	0
2025	6/30/2025	10000 Business Blvd.	Dry Ridge	KY	--		Dana Light Axle Products, LLC (Dana Holding Corporation and Dana Limited)	1988/1999	336,350	1,009	1,009	1,402
		4010 Airpark Dr.	Owensboro	KY	--		Metalsa Structural Products, Inc. (Dana Holding Corporation and Dana Limited)	1998/2006	211,598	906	906	829
		301 Bill Bryan Rd.	Hopkinsville	KY	--		Metalsa Structural Products, Inc. (Dana Holding Corporation and Dana Limited)	1989/1999/2000/2005	424,904	1,266	1,266	1,512
		730 North Black Branch Rd.	Elizabethtown	KY	--		Metalsa Structural Products, Inc. (Dana Holding Corporation and Dana Limited)	2001	167,770	403	403	558
		750 North Black Branch Rd.	Elizabethtown	KY	--		Metalsa Structural Products, Inc. (Dana Holding Corporation and Dana Limited)	1995/2000/2001	539,592	2,129	2,129	2,960
	7/31/2025	7005 Cochran Rd.	Glenwillow	OH	--		Royal Appliance Manufacturing Company	1997	458,000	1,458	1,688	0
2026	10/31/2026	5001 Greenwood Rd.	Shreveport	LA	--		Libbey Glass, Inc. (Libbey, Inc.)	2006	646,000	1,478	1,624	0
N/A	N/A	1109 Commerce Blvd.	Swedesboro	NJ	--		(Available for Lease)	1998	262,644	0	0	0

LEXINGTON REALTY TRUST
Property Leases and Vacancies - Consolidated Portfolio - 9/30/2010

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note		Primary Tenant (Guarantor)	Year Built/ Renovated/ Expanded	Sq.Ft. Leased or Available (1)	Cash Rent as of 9/30/2010 ($000) (2)	GAAP Base Rent as of 9/30/2010 ($000) (3)	Fixed Rent at Next Option ($000) (4)
		1665 Hughes Way	Long Beach	CA	(8	)(18)	(Available for Lease)	1981	200,541	0	0	0
		191 Arrowhead Dr.	Hebron	OH	--		(Available for Lease)(Amounts represent prior tenant)	1999	250,410	95	95	0
		250 Rittenhouse Cir.	Bristol	PA	--		(Available for Lease)	1983/1997	255,019	0	0	0
		3350 Miac Cove Rd.	Memphis	TN	--		(Available for Lease)	1987	32,679	0	0	0
		34 East Main St.	New Kingstown	PA	--		(Available for Lease)	1981	179,200	0	0	0
		6 Doughten Rd.	New Kingstown	PA	--		(Available for Lease)	1989	330,000	0	0	0
INDUSTRIAL TOTAL/WEIGHTED AVERAGE							92.0% Leased		18,917,223	$45,994	$47,033

LEXINGTON REALTY TRUST
Property Leases and Vacancies - Consolidated Portfolio - 9/30/2010

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Built/ Renovated/ Expanded	Sq.Ft. Leased or Available (1)	Cash Rent as of 9/30/2010 ($000) (2)	GAAP Base Rent as of 9/30/2010 ($000) (3)	Fixed Rent at Next Option ($000) (4)
RETAIL PROPERTIES
2011	6/30/2011	4733 Hills & Dales Rd.	Canton	OH	--	Bally's Total Fitness of the Midwest, Inc. (Bally's Health & Tennis Corporation)	1987	37,214	209	176	0
	12/29/2011	13133 Steubner Ave.	Houston	TX	--	The Kroger Co.	1980	52,200	211	303	281
2012	4/30/2012	10415 Grande Ave.	Sun City	AZ	--	Cafeteria Operators, LP (Furrs Restaurant Group, Inc.)	1982	10,000	124	199	0
		119 North Balboa Rd.	El Paso	TX	--	Cafeteria Operators, LP (Furrs Restaurant Group, Inc.)	1982	10,000	124	102	0
		402 East Crestwood Dr.	Victoria	TX	--	Cafeteria Operators, LP (Furrs Restaurant Group, Inc.)	1982	10,000	124	87	0
		4121 South Port Ave.	Corpus Christi	TX	--	Cafeteria Operators, LP (Furrs Restaurant Group, Inc.)	1980	10,000	124	101	0
		900 South Canal St.	Carlsbad	NM	--	Cafeteria Operators, LP (Furrs Restaurant Group, Inc.)	1980	10,000	124	79	0
		901 West Expwy.	McAllen	TX	--	Cafeteria Operators, LP (Furrs Restaurant Group, Inc.)	1980	10,000	124	123	0
	5/31/2012	3451 Alta Mesa Blvd.	Fort Worth	TX	--	Minyard Food Stores, Inc.	1985	44,000	228	271	304
	6/30/2012	1600 East 23rd St.	Chattanooga	TN	--	BI-LO, LLC	1983	42,130	98	98	138
	11/30/2012	101 West Buckingham Rd.	Garland	TX	--	Minyard Food Stores, Inc.	1982	40,000	244	244	326
		120 South Waco St.	Hillsboro	TX	--	Brookshire Grocery Company	1985	35,000	121	140	161
		205 Homer Rd.	Minden	LA	--	Brookshire Grocery Company	1985	35,000	145	214	193
2013	2/28/2013	US 221 & Hospital Rd.	Jefferson	NC	--	Food Lion, Inc. (Delhaize America, Inc.)	1981	23,000	55	55	73
		291 Talbert Blvd.	Lexington	NC	--	Food Lion, Inc. (Delhaize America, Inc.)	1981	23,000	104	104	138
		S. Carolina 52/52 Bypass	Moncks Corner	SC	--	Food Lion, Inc. (Delhaize America, Inc.)	1982	23,000	46	92	62
		3211 West Beverly St.	Staunton	VA	--	Food Lion, Inc. (Delhaize America, Inc.)	1971	23,000	124	124	166
		1146 Gum Branch Rd.	Jacksonville	NC	--	Food Lion, Inc. (Delhaize America, Inc.)	1982/1995	23,000	63	83	84
	7/1/2013	1053 Mineral Springs Rd.	Paris	TN	--	The Kroger Co.	1982	31,170	119	160	159
	10/31/2013	1084 East Second St.	Franklin	OH	--	Marsh Supermarkets, Inc.	1961/1978	29,119	84	118	111
		130 Midland Ave.	Port Chester	NY	--	Pathmark Stores, Inc.	1982	59,000	344	898	458
		5104 North Franklin Rd.	Lawrence	IN	--	Marsh Supermarkets, Inc.	1958	28,721	145	145	193
2014	3/31/2014	N.E.C. 45th St./Lee Blvd.	Lawton	OK	--	Associated Wholesale Grocers, Inc.	1984	30,757	139	155	185
2015	1/31/2015	1700 State Route 160	Port Orchard	WA	--	Moran Foods, Inc. d/b/a Save-A-Lot, Ltd.	1983	16,037	61	61	97
	5/31/2015	24th St. West & St. John’s Ave.	Billings	MT	--	Safeway Stores, Inc.	1981	40,800	140	250	0
2016	5/31/2016	18601 Alderwood Mall Blvd.	Lynnwood	WA	--	TRU 2005 RE I, LLC	1981/1993	43,105	211	224	279
		4811 Wesley St.	Greenville	TX	--	Safeway Stores, Inc.	1985	48,492	128	181	171
		12535 Southeast 82nd Ave.	Clackamas	OR	--	TRU 2005 RE I, LLC	1981	42,842	229	243	298
		6910 South Memorial Hwy.	Tulsa	OK	--	Toys "R" Us-Delaware, Inc.	1981	43,123	193	205	255
2017	3/31/2017	1610 South Westmoreland Ave.	Dallas	TX	--	Malone’s Food Stores, Ltd.	1960	68,024	269	359	376
2018	2/26/2018	4831 Whipple Ave., Northwest	Canton	OH	--	Best Buy Company, Inc.	1995	46,350	349	349	465
		399 Peachwood Centre Dr.	Spartanburg	SC	--	Best Buy Company, Inc.	1996	45,800	296	296	395
	9/30/2018	835 Julian Ave.	Thomasville	NC	--	Mighty Dollar, LLC	1983	23,767	52	52	0
	10/31/2018	10340 U.S. 19	Port Richey	FL	--	Kingswere Furniture, LLC	1980	53,280	260	260	400
	12/31/2018	1150 West Carl Sandburg Dr.	Galesburg	IL	--	Kmart Corporation	1992	94,970	212	247	0
		12080 Carmel Mountain Rd.	San Diego	CA	--	Sears Holdings Corporation	1993	107,210	240	563	0
		21082 Pioneer Plaza Dr.	Watertown	NY	--	Kmart Corporation	1993	120,727	355	361	0
		255 Northgate Dr.	Manteca	CA	--	Kmart Corporation	1993	107,489	377	446	0
		5350 Leavitt Rd.	Lorain	OH	--	Kmart Corporation	1993	193,193	534	548	0
		97 Seneca Trail	Fairlea	WV	--	Kmart Corporation	1993/1999	90,933	249	260	0
2021	1/31/2021	3040 Josey Ln.	Carrollton	TX	--	Ong’s Family, Inc.	1984	61,000	206	305	0

LEXINGTON REALTY TRUST
Property Leases and Vacancies - Consolidated Portfolio - 9/30/2010

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Built/ Renovated/ Expanded	Sq.Ft. Leased or Available (1)	Cash Rent as of 9/30/2010 ($000) (2)	GAAP Base Rent as of 9/30/2010 ($000) (3)	Fixed Rent at Next Option ($000) (4)
2028	1/31/2028	2010 Apalachee Pkwy.	Tallahassee	FL	--	Kohl's Department Stores, Inc.	2007	102,381	300	315	484
	8/31/2028	9803 Edmonds Way	Edmonds	WA	--	Pudget Consumers Co-op d/b/a PCC Natural Markets	1981	34,459	452	452	0
N/A	N/A	1700 State Route 160	Port Orchard	WA	--	(Available for Lease)	1983	11,931	0	0	0
		5544 Atlanta Hwy.	Montgomery	AL	--	(Available for Lease)	1980/2007	60,698	0	0	0
	RETAIL TOTAL/WEIGHTED AVERAGE					96.5% Leased		2,095,922	$8,336	$10,048

LEXINGTON REALTY TRUST
Property Leases and Vacancies - Consolidated Portfolio - 9/30/2010

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note		Primary Tenant (Guarantor)	Year Built/ Renovated/ Expanded	Gross Book Value ($000) (14)	Sq.Ft.	Percentage Leased	Cash Rent as of 9/30/2010 ($000) (2)	GAAP Base Rent as of 9/30/2010 ($000) (3)	Debt Balance ($000)
MULTI-TENANT PROPERTIES (21)
Various	Various	10 John St.	Clinton	CT	(9)		Multi-Tenant	1972	3,195	41,188	0%	0	0	0
		100 East Shore Dr.	Glen Allen	VA	--		Multi-Tenant	1999	11,505	68,003	100%	1,023	1,010	19,483
		100 Light St.	Baltimore	MD	(19)		Multi-Tenant	1973/2009	217,661	474,498	72%	3,160	3,676	0
		130 East Shore Dr.	Glen Allen	VA	(17)		Multi-Tenant	2000	13,480	79,675	65%	444	554	0
		13430 North Black Canyon Fwy.	Phoenix	AZ	(15)		Multi-Tenant	1981/1982/2005/2007/2009	25,441	138,940	100%	1,554	1,549	0
		1500 Hughes Way	Long Beach	CA	(8	)(16)	Multi-Tenant	1981	118,172	490,555	67%	5,240	5,465	14,397
		160 Clairemont Ave.	Decatur	GA	--		Multi-Tenant	1983	19,865	121,596	78%	1,176	1,176	0
		2300 Litton Ln.	Hebron	KY	(15)		Multi-Tenant	1986/1996	9,740	80,441	100%	354	341	0
		3468 Georgia Hwy. 120	Duluth	GA	(15)		Multi-Tenant	1971	423	10,341	0%	0	0	0
		350 Pine St.	Beaumont	TX	(15)		Multi-Tenant	1981	28,809	425,198	82%	3,058	3,195	0
		389-399 Interpace Hwy.	Parsipanny	NJ	--		Multi-Tenant	1999	108,104	340,240	94%	6,911	7,192	37,487
		6050 Dana Way	Antioch	TN	--		Multi-Tenant	1999	26,200	674,528	52%	846	846	12,860
		6277 Sea Harbor Dr.	Orlando	FL	--		Multi-Tenant	1984	51,728	360,307	0%	83	83	0
		King St./1032 Fort St. Mall	Honolulu	HI	(15)		Multi-Tenant	1979/2002	47,109	318,451	95%	1,989	2,057	0
MULTI-TENANT TOTAL/WEIGHTED AVERAGE							66.9% Leased			3,623,961		$25,838	$27,144	$84,227

	TOTAL CONSOLIDATED PORTFOLIO/WEIGHTED AVERAGE						92.4% Leased			37,360,901		234,448	233,029

Footnotes

(1)	Square foot leased or vacant.
(2)	Nine months ended 09/30/10 cash rent.
(3)	Nine months ended 09/30/10 GAAP base rent.
(4)	Rent at option rate listed for those lease contracts where a set rent in dollars is specified, as it relates to Fixed Rent at Next Option.
(5)	Option rent lesser of the noted rent or a function of fair market value such as 100%, 95%, or 90%.
(6)	Option rent greater of the noted rent or a function of fair market value such as 100%, 95%, or 90%.
(7)	Lexington has an 80.5% interest in this property.
(8)	Lexington has a 55.0% interest in this property.
(9)	Lexington has a 71.1% interest in this property.
(10)	Tenant exercised lease termination option effective 12/31/2011 and paid $6.8 million.
(11)	Lexington has a 57.8% interest in this property.
(12)	Current lease ends 05/2013, however, new tenant (Problem Solved, LLC) lease expires 05/2014.
(13)	Property is classified as a capital lease accordingly, for GAAP income of $734 is included in non-operating income.
(14)	Represents GAAP capitalized costs.
(15)	Property is collateral for secured credit facility.
(16)	Contract right payable, satisfied subsequent to quarter end.
(17)	Mortgage shown under 100 East Shore Dr., Glen Allen VA.
(18)	Property sold subsequent to September 30, 2010.
(19)	Includes parking operations.
(20)	Subsequent to September 30, 2010, lease term extended to 5/31/2016.
(21)	The multi-tenanted properties incurred approximately $14.7 million in operating expenses, net for the nine months ended September 30, 2010.
(22)	Subsequent to September 30, 2010, tenant extended lease to 11/30/2021 for 20,500 square feet. Approximately 16,000 of the remaining 43,300 square feet is subleased.

LEXINGTON REALTY TRUST
Property Leases and Vacancies - Net Lease Strategic Assets Fund Portfolio - 9/30/2010

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Built/ Renovated/ Expanded	Sq.Ft. Leased or Available (1)	Cash Rent as of 9/30/2010 ($000) (2)	GAAP Base Rent as of 9/30/2010 ($000) (3)	Fixed Rent at Next Option ($000) (4)
NET LEASE STRATEGIC ASSETS FUND PROPERTIES
2011	5/31/2011	1200 Jupiter Rd.	Garland	TX	--	Raytheon Company	1980	278,759	1,130	1,540	1,506
	6/30/2011	265 Lehigh St.	Allentown	PA	--	Wells Fargo Bank, N.A.	1980	71,230	286	1,618	0
	7/15/2011	19019 North 59th Ave.	Glendale	AZ	--	Honeywell International, Inc.	1986/1997/2000	252,300	1,839	2,332	0
2012	4/30/2012	3600 Army Post Rd.	Des Moines	IA	(6)	HP Enterprise Services, LLC	2002	405,000	2,241	2,226	0
	5/31/2012	101 Creger Dr.	Ft. Collins	CO	--	Lithia Real Estate, Inc. (Lithia Motors, Inc.)	1982	10,000	206	177	0
2013	5/31/2013	2401 Cherahala Blvd.	Knoxville	TN	--	AdvancePCS, Inc.	2002	59,748	675	675	0
	6/30/2013	420 Riverport Rd.	Kingsport	TN	--	Kingsport Power Company	1981	42,770	233	230	310
		8555 South River Pkwy.	Tempe	AZ	(6)	ASM Lithography, Inc. (ASM Lithography Holding, NV)	1998	95,133	1,765	1,658	0
	10/14/2013	3943 Denny Ave.	Pascagoula	MS	--	Northrop Grumman Systems Corporation	1995	94,841	479	479	0
	12/31/2013	120 Southeast Pkwy. Dr.	Franklin	TN	--	Essex Group, Inc. (United Technologies Corporation)	1970/1983	289,330	551	491	735
2014	1/31/2014	1401 & 1501 Nolan Ryan Pkwy.	Arlington	TX	--	Siemens Shared Services, LLC	2003	236,547	2,042	2,010	0
	4/30/2014	12000 & 12025 Tech Center Dr.	Livonia	MI	(6)	Kelsey-Hayes Company (TRW Automotive, Inc.)	1987/1988/1990	180,230	1,530	1,556	0
	7/1/2014	70 Mechanic St.	Foxboro	MA	--	Invensys Systems, Inc. (Siebe, Inc.)	1965/1967/1971	251,914	3,131	2,822	2,562
	12/31/2014	324 Industrial Park Rd.	Franklin	NC	(5)	SKF USA, Inc.	1996	72,868	317	317	0
2015	6/30/2015	2935 Van Vactor Dr.	Plymouth	IN	--	Bay Valley Foods, LLC	2000/2003	300,500	596	607	853
		3711 San Gabriel	Mission	TX	--	VoiceStream PCS II Corporation (T-Mobile USA, Inc.)	2003	75,016	788	765	0
		2500 Patrick Henry Pkwy.	McDonough	GA	--	Georgia Power Company	1999	111,911	1,128	1,152	0
		1700 47th Ave North	Minneapolis	MN	(5)	Owens Corning Roofing and Asphalt, LLC	2003	18,620	453	453	0
	9/27/2015	9110 Grogans Mill Rd.	The Woodlands	TX	--	Baker Hughes, Inc.	1992	275,750	3,363	2,361	2,756
		2529 West Thorne Dr.	Houston	TX	--	Baker Hughes, Inc.	1982/1999	65,500	929	628	746
	10/31/2015	5201 West Barraque St.	Pine Bluff	AR	--	Entergy Services, Inc.	1964/1973	27,189	144	144	192
2016	1/31/2016	1600 Eberhardt Rd.	Temple	TX	--	Nextel of Texas (Nextel Finance Company)	2001	108,800	1,142	1,213	0
	7/14/2016	1400 Northeast McWilliams Rd.	Bremerton	WA	--	Nextel West Corporation	2002	60,200	814	875	0
	11/30/2016	736 Addison Rd.	Erwin	NY	(6)	Corning, Inc.	2006	408,000	884	884	0
2017	12/31/2017	11411 North Kelly Ave.	Oklahoma City	OK	--	American Golf Corporation	1991/1996	13,924	357	359	0
2018	3/15/2018	601 & 701 Experian Pkwy.	Allen	TX	--	Experian Information Solutions, Inc. (Experian Holdings, Inc.)	1981/1983	292,700	2,301	2,791	0
	8/31/2018	3500 North Loop Rd.	McDonough	GA	--	Litton Loan Servicing, LP	2007	62,218	862	862	0
	9/30/2018	904 Industrial Rd.	Marshall	MI	--	Tenneco Automotive Operating Company, Inc. (Tenneco, Inc.)	1968/1972/2008	246,508	574	602	925
2019	1/31/2019	2999 Southwest 6th St.	Redmond	OR	--	VoiceStream PCS I, LLC (T-Mobile USA, Inc.)	2004	77,484	1,148	1,179	0
	6/28/2019	3265 East Goldstone Dr.	Meridian	ID	(6)	VoiceStream PCS Holding, LLC (T-Mobile USA, Inc.)	2004	77,484	954	1,023	0
	10/31/2019	17191 St. Luke's Way	The Woodlands	TX	--	Montgomery County Management Company, LLC	2004	41,000	599	739	0
		9601 Renner Blvd.	Lenexa	KS	(6)	VoiceStream PCS II Corporation (T-Mobile USA, Inc.)	2004	77,484	971	1,044	0
2020	5/31/2020	359 Gateway Dr.	Lavonia	GA	--	TI Group Automotive Systems, LLC (TI Automotive, Ltd.)	2005	133,221	900	900	0
	6/30/2020	10419 North 30th St.	Tampa	FL	--	Time Customer Service, Inc. (Time, Inc.)	1986	132,981	977	1,017	0
	8/31/2020	First Park Dr.	Oakland	ME	(6)	Omnipoint Holdings, Inc. (T-Mobile USA, Inc.)	2005	78,610	963	862	0
	11/30/2020	11555 University Blvd.	Sugar Land	TX	--	KS Management Services, LLP (St. Luke’s Episcopal Health System Corporation)	2005	72,683	836	938	0
2021	10/25/2021	6938 Elm Valley Dr.	Kalamazoo	MI	--	Dana Commercial Vehicle Products, LLC (Dana Holding Corporation and Dana Limited)	1999/2004	150,945	1,382	1,449	0
2022	7/31/2022	1440 East 15th St.	Tucson	AZ	--	CoxCom, Inc.	1988	28,591	393	412	0
2025	7/14/2025	590 Ecology Ln.	Chester	SC	--	Owens Corning, Inc.	2001/2005	420,597	1,639	1,626	1,678
2026	8/31/2026	25500 State Hwy. 249	Tomball	TX	--	Parkway Chevrolet, Inc. (Raymond Durdin and Jean W. Durdin)	2005	77,076	977	1,130	0

LEXINGTON REALTY TRUST
Property Leases and Vacancies - Net Lease Strategic Assets Fund Portfolio - 9/30/2010

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Built/ Renovated/ Expanded	Sq.Ft. Leased or Available (1)	Cash Rent as of 9/30/2010 ($000) (2)	GAAP Base Rent as of 9/30/2010 ($000) (3)	Fixed Rent at Next Option ($000) (4)
NET LEASE STRATEGIC ASSETS FUND PROPERTIES
2027	4/30/2027	2424 Alpine Rd.	Eau Claire	WI	(6)	Silver Spring Gardens, Inc. (Huntsinger Farms, Inc.)	1993/2004	159,000	698	878	0
N/A	N/A	109 Stevens St.	Jacksonville	FL	--	(Available for Lease)(Amounts represent prior tenant)	1959/1967	168,800	74	74	0
	NET LEASE STRATEGIC ASSETS FUND TOTAL/WEIGHTED AVERAGE					97.2% Leased		6,103,462	$43,271	$45,098

Footnotes
(1)	Square foot leased or vacant.
(2)	Nine months ended 09/30/10 cash rent.
(3)	Nine months ended 09/30/10 GAAP base rent.
(4)	Rent at option rate listed for those lease contracts where a set rent in dollars is specified, as it relates to Fixed Rent at Next Option.
(5)	Option rent lesser of the noted rent or a function of fair market value such as 100%, 95%, or 90%.
(6)	Option rent greater of the noted rent or a function of fair market value such as 100%, 95%, or 90%.

LEXINGTON REALTY TRUST
Lease Rollover Schedule by Property Type - Cash Basis
9/30/2010

	Office			Industrial			Retail
Year	Net Rentable Area	Cash Rent as of 9/30/2010 ($000)	Annual Rent PSF	Net Rentable Area	Cash Rent as of 9/30/2010 ($000)	Annual Rent PSF	Net Rentable Area	Cash Rent as of 9/30/2010 ($000)	Annual Rent PSF
2010	5,315	$179	$44.90	-	$-	$-	-	$-	$-
2011	636,081	$10,537	$22.09	1,505,341	$3,694	$3.27	89,414	$420	$6.26
2012	1,591,463	$17,505	$14.67	2,450,703	$6,342	$3.45	256,130	$1,580	$8.22
2013	1,657,654	$18,091	$14.55	639,800	$1,110	$2.31	263,010	$1,084	$5.50
2014	2,082,325	$27,289	$17.47	934,292	$1,804	$2.57	30,757	$139	$6.03
2015	1,720,195	$22,248	$14.58	150,000	$357	$3.17	56,837	$201	$4.72
2016	452,906	$4,070	$11.98	1,502,778	$4,702	$4.17	177,562	$761	$5.71
2017	377,877	$4,002	$14.12	1,652,811	$4,848	$3.91	68,024	$269	$5.27
2018	680,732	$8,103	$15.87	994,283	$1,728	$2.32	883,719	$2,924	$4.41
2019	1,326,625	$12,867	$12.93	1,621,875	$3,041	$2.50	-	$-	$-
2020	379,865	$4,385	$15.39	1,115,994	$4,519	$5.40	-	$-	$-
2021	436,285	$6,330	$19.35	2,054,639	$5,105	$3.31	61,000	$206	$4.50
2022	52,337	$1,149	$29.27	-	$-	$-	-	$-	$-
2023	425,254	$4,745	$14.88	-	$-	$-	-	$-	$-
2024	-	$-	$-	-	$-	$-	-	$-	$-
2025	145,200	$1,721	$15.80	2,138,214	$7,171	$4.47	-	$-	$-
2026	-	$-	$-	646,000	$1,478	$3.05	-	$-	$-
2027	-	$-	$-	-	$-	$-	-	$-	$-
2028	295,000	$2,711	$12.25	-	$-	$-	136,840	$752	$7.33
2029	410,041	$6,702	$21.79	-	$-	$-	-	$-	$-

Total/Weighted Average (1)	12,675,155	$152,634	$15.69	17,406,730	$45,899	$3.52	2,023,293	$8,336	$5.49

Footnotes
(1)	Total shown may differ from detailed amounts due to rounding and does not include multi-tenant properties and parking operations.

LEXINGTON REALTY TRUST
Lease Rollover Schedule - GAAP Basis
9/30/2010

Year	Number of Leases Expiring	GAAP Base Rent as of 9/30/2010 ($000)	Percent of GAAP Base Rent as of 9/30/2010
2010	1	$179	0.1%
2011	12	$13,524	6.6%
2012	29	$24,716	12.1%
2013	22	$21,562	10.6%
2014	27	$29,844	14.6%
2015	13	$19,586	9.6%
2016	13	$10,116	5.0%
2017	8	$9,644	4.7%
2018	18	$13,379	6.6%
2019	8	$16,558	8.1%
2020	7	$9,782	4.8%
2021	8	$11,477	5.6%
2022	1	$1,246	0.6%
2023	2	$5,141	2.5%
2024	-	$-	-
2025	8	$9,122	4.5%
2026	1	$1,624	0.8%
2027	-	$-	-
2028	3	$3,478	1.7%
2029	2	$3,169	1.6%

Total (1)	183	$204,147	100.0%

Footnotes
(1)	Total shown may differ from detailed amounts due to rounding and does not include multi-tenant properties and parking operations.

LEXINGTON REALTY TRUST
Mortgage Loans Receivable
9/30/2010

Collateral
	City	State	Note Balance ($000)(1)	Interest Rate	Maturity Date	Current Estimated Annual Debt Service ($000)	Balloon Payment ($000)	Escrow Balance ($000)
Medical Facilities	Various (2)	MO/TX
Office	Tampa (3)	FL
	Schaumburg (4)	IL	$14,975	15.00%	01/2012	$-	$14,975	$-
	Wilsonville (5)	OR	$6,908	5.46%	12/2012	$580	$10,451	$1,896
	Westmont (6)	IL	$27,609	6.45%	10/2015	$2,090	$25,731	$4,598
	Southfield	MI	$8,870	4.55%	02/2015	$1,282	$5,810	$-
Retail	Various	Various	$5,952	8.00%	07/2012	$2,268	$-	$-
	Austin	TX	$1,424	16.00%	10/2018	$-	$5,104	$-
	Tampa	FL	$195	8.00%	12/2020	$29	$-	$-
	Various	Various	$1,470	8.00%	02/2021	$157	$-	$-
	Various	Various	$806	8.00%	12/2021	$96	$-	$-
	Various	Various	$876	8.00%	03/2022	$74	$-	$-

	Total Mortgage Notes Receivables		$93,835			$9,345	$86,648	$6,494

Footnotes
(1)	Excludes net origination fees of $426.
(2)	Loan is interest only at a rate of 14.0% through February 2011, and 16.0% thereafter.
(3)	Borrower is Net Lease Strategic Assets Fund L.P.
(4)	Interest only payments to the extent of operating cash flow of underlying assets.
(5)	Loan modified subsequent to quarter end, maturity now December 31, 2012.
(6)	Escrow balance includes $4,407 in a collateral escrow account maintained by the borrower.

LEXINGTON REALTY TRUST
2010 Third Quarter Financing Summary

	DEBT RETIRED
		Face ($000)	Satisfaction ($000)	Rate	Due Date
1	Term Loan	$80,000	$80,000	3.11%	02/2011
2	Herndon, VA	$17,369	$17,369	8.18%	12/2010
3	Lake Mary, FL (1)	$12,132	$12,132	6.50%	10/2010
4	Lake Mary, FL (1)	$12,168	$12,168	6.50%	10/2010
5	Tampa, FL	$5,512	$5,512	6.88%	08/2010
	TOTAL	$127,181	$127,181

	NEW PROPERY LEVEL FINANCING
		Face ($000)	Rate	Maturity
1	North Berwick, ME (2)	$11,319	3.56%	04/2019

Footnotes
(1)	Imputed interest rate.
(2)	Loan is full amortizing through maturity.

LEXINGTON REALTY TRUST
Debt Maturity Schedule
9/30/2010
($000)

Consolidated Properties
Year	Real Estate Scheduled Amortization	Real Estate Balloon Payments		Corporate Debt
2010 - remainder	$4,881	$24,454	(1)	$-
2011	33,077	49,924		18,772
2012	33,432	191,034		62,150	(2)
2013	29,701	234,937		60,551
2014	29,549	235,852		-
	$130,640	$736,201		$141,473

Non-Consolidated Investments - LXP Proportionate Share
Year	Real Estate Scheduled Amortization	Real Estate Balloon Payments
2010 - remainder	$485	$1,137
2011	2,686	6,903
2012	2,756	3,323
2013	2,895	2,496
2014	2,514	4,061
	$11,336	$17,920

Footnotes
(1)	Loan satisfied in October 2010.
(2)	Assumes debt is put to Lexington in 2012, stated maturity date is January, 2027.

LEXINGTON REALTY TRUST
2010 Mortgage Maturities by Property Type
09/30/2010

	Property Location	City	State	Net Rentable Area	Mortgage Balance at Maturity ($000)	Maturity Date	Tenant Lease Expires	Gross Book Value ($000) (1)	Cash Rent as of 9/30/2010 ($000)	GAAP Base Rent as of 9/30/2010 ($000)
Office	655 Sierra Dr. (2)	Irving	TX	247,254	$24,454	10/2010	03/2023	$41,899	$2,064	$2,214

	Total 2010 Mortgage Maturities			247,254	$24,454			$41,899	$2,064	$2,214

Footnotes
(1)	Represents GAAP capitalized costs.
(2)	Loan satisfied October 2010.

LEXINGTON REALTY TRUST
2011 Mortgage Maturities by Property Type
9/30/2010

	Property Location	City	State	Net Rentable Area	Mortgage Balance at Maturity ($000)	Maturity Date	Tenant Lease Expires	Gross Book Value ($000) (1)	Cash Rent as of 9/30/2010 ($000)	GAAP Base Rent as of 9/30/2010 ($000)
Office	389-399 Interpace Hwy.	Parsippany	NJ	340,240	$37,047	03/2011	2015/2021	$108,104	$6,911	$7,192
	100 Barnes Rd.	Wallingford	CT	44,400	$3,187	05/2011	06/2018	$5,675	$510	$380
Industrial	291 Park Center Dr. (2)	Winchester	VA	344,700	$9,690	08/2011	05/2011	$18,865	$1,206	$1,183

	Total 2011 Mortgage Maturities			729,340	$49,924			$132,644	$8,627	$8,755

Footnotes
(1)	Represents GAAP capitalized costs.
(2)	Subsequent to quarter end, lease term was extended to May 31, 2016.

LEXINGTON REALTY TRUST
2012 Mortgage Maturities by Property Type
9/30/2010

	Property Location	City	State	Net Rentable Area	Mortgage Balance at Maturity ($000)	Maturity Date	Tenant Lease Expires	Gross Book Value ($000) (1)	Cash Rent as of 9/30/2010 ($000)	GAAP Base Rent as of 9/30/2010 ($000)
Office	1315 West Century Dr.	Louisville	CO	106,877	$7,195	01/2012	04/2017	$16,933	$1,093	$1,200
	2000 Eastman Dr.	Milford	OH	221,215	$12,686	02/2012	04/2016	$26,627	$1,865	$1,367
	26210 and 26220 Enterprise Court	Lake Forest	CA	100,012	$9,708	02/2012	01/2012	$17,211	$1,477	$1,344
	200 Lucent Ln.	Cary	NC	124,944	$12,543	05/2012	09/2011	$23,881	$1,710	$1,544
	2050 Roanoke Rd.	Westlake	TX	130,290	$17,829	05/2012	12/2011	$32,697	$2,745	$2,591
	3940 South Teller St.	Lakewood	CO	68,165	$7,890	05/2012	03/2012	$12,155	$912	$650
	37101 Corporate Dr.	Farmington Hills	MI	119,829	$17,724	09/2012	12/2011	$32,876	$3,143	$2,293
	4455 American Way	Baton Rouge	LA	70,100	$5,948	10/2012	10/2012	$13,868	$847	$835
	1110 Bayfield Dr.	Colorado Springs	CO	166,575	$10,272	12/2012	11/2013	$19,579	$1,307	$1,200
Industrial	245 Salem Church Rd.	Mechanicsburg	PA	252,000	$4,514	01/2012	12/2012	$9,051	$652	$649
	34 East Main St. (2)	New Kingstown	PA	179,200	$2,914	01/2012	NA	$6,034	$-	$-
	6 Doughten Rd. (2)	New Kingstown	PA	330,000	$6,116	01/2012	NA	$12,342	$-	$-
	3820 Micro Dr.	Millington	TN	701,819	$16,222	05/2012	09/2011	$24,870	$1,830	$1,778
	101 Michelin Dr.	Laurens	SC	1,164,000	$14,022	09/2012	08/2012	$34,370	$2,560	$2,478
	7111 Crabb Rd.	Temperance	MI	744,570	$9,400	09/2012	08/2012	$21,188	$1,716	$1,660
	19500 Bulverde Rd.	San Antonio	TX	559,258	$26,025	10/2012	03/2016	$41,882	$2,498	$2,572
	43955 Plymouth Oaks Blvd.	Plymouth	MI	290,133	$10,026	12/2012	10/2012	$19,161	$1,414	$1,376

	Total 2012 Mortgage Maturities			5,328,987	$191,034			$364,725	$25,769	$23,537

Footnotes
(1)	Represents GAAP capitalized costs.
(2)	Lexington has suspended debt service payments.

LEXINGTON REALTY TRUST
2013 Mortgage Maturities by Property Type
9/30/2010

	Property Location	City	State	Net Rentable Area	Mortgage Balance at Maturity ($000)	Maturity Date	Tenant Lease Expires	Gross Book Value ($000) (1)	Cash Rent as of 9/30/2010 ($000)	GAAP Base Rent as of 9/30/2010 ($000)
Office	3476 Stateview Blvd.	Fort Mill	SC	169,083	$9,904	01/2013	05/2014	$18,079	$1,917	$1,901
	9201 East Dry Creek Rd.	Centennial	CO	128,500	$13,555	02/2013	09/2017	$26,922	$1,679	$1,779
	12600 Gateway Blvd.	Fort Meyers	FL	62,400	$8,550	05/2013	01/2013	$13,561	$839	$819
	200 Executive Blvd. South	Southington	CT	153,364	$12,228	05/2013	12/2012	$26,737	$1,260	$1,218
	275 South Valencia Ave.	Brea	CA	637,503	$73,071	05/2013	06/2012	$118,929	$6,533	$6,596
	5757 Decatur Blvd.	Indianapolis	IN	89,956	$8,580	05/2013	08/2012	$15,220	$1,062	$1,193
	810 & 820 Gears Rd.	Houston	TX	157,790	$15,737	05/2013	01/2013	$26,819	$1,699	$1,688
	8900 Freeport Pkwy.	Irving	TX	268,445	$36,466	05/2013	03/2013	$59,730	$3,700	$3,667
	6303 Barfield Rd.	Atlanta	GA	238,600	$40,356	05/2013	05/2013	$62,264	$3,616	$3,661
	2211 South 47th St.	Phoenix	AZ	176,402	$16,490	09/2013	11/2012	$24,631	$1,806	$1,694

	Total 2013 Mortgage Maturities			2,082,043	$234,937			$392,892	$24,111	$24,216

Footnotes
(1)	Represents GAAP capitalized costs.

LEXINGTON REALTY TRUST
2014 Mortgage Maturities by Property Type
9/30/2010

	Property Location	City	State	Net Rentable Area	Mortgage Balance at Maturity ($000)	Maturity Date	Tenant Lease Expires	Gross Book Value ($000) (1)	Cash Rent as of 9/30/2010 ($000)	GAAP Base Rent as of 9/30/2010 ($000)
Office	33 Commercial St.	Foxboro	MA	164,689	$-	01/2014	07/2015	$29,238	$3,505	$2,628
	1275 Northwest 128th St.	Clive	IA	61,180	$5,151	05/2014	01/2012	$10,599	$599	$599
	3480 Stateview Blvd.	Fort Mill	SC	169,218	$18,311	05/2014	05/2014	$29,174	$2,630	$2,595
	1701 Market St. (2)	Philadelphia	PA	305,170	$43,520	07/2014	Various	$69,886	$5,336	$5,308
	10300 Kincaid Dr.	Fishers	IN	193,000	$10,466	08/2014	01/2020	$28,227	$2,187	$2,568
	3965 Airways Blvd.	Memphis	TN	521,286	$47,270	09/2014	06/2019	$116,410	$5,081	$5,260
	500 Jackson St.	Columbus	IN	390,100	$26,399	09/2014	07/2019	$53,821	$3,320	$3,405
	6226 West Sahara Ave.	Las Vegas	NV	282,000	$32,118	09/2014	01/2029	$64,735	$6,025	$3,169
	22011 Southeast 51st St./5150 220th Ave.	Issaquah	WA	202,544	$30,388	12/2014	12/2014	$51,195	$3,109	$3,029
	275 Technology Dr.	Canonsburg	PA	107,872	$9,095	12/2014	12/2014	$15,739	$1,072	$1,033
Industrial	2415 US Hwy. 78 East	Moody	AL	595,346	$6,350	01/2014	01/2014	$11,575	$790	$790
	1109 Commerce Blvd.	Swedesboro	NJ	262,644	$6,784	04/2014	NA	$14,695	$-	$-

	Total 2014 Mortgage Maturities			3,255,049	$235,852			$495,294	$33,654	$30,384

Footnotes
(1)	Represents GAAP capitalized costs.
(2)	Lexington has an 80.5% interest in the property.

LEXINGTON REALTY TRUST
Consolidated Properties: Mortgages and Notes Payable
9/30/2010
Property	Footnotes	Debt Balance ($000)	Interest Rate (%)	Maturity (a)	Current Estimated Annual Debt Service ($000) (d)	Balloon Payment ($000)
Irving, TX	(b)	$24,454	6.587%	10/2010	$166	$24,454
Parsippany, NJ	(b)	37,487	6.349%	03/2011	1,659	37,047
Wallingford, CT		3,217	4.926%	05/2011	123	3,187
Winchester, VA	(b)	9,930	6.346%	08/2011	818	9,690
Louisville, CO		7,338	5.830%	01/2012	544	7,195
New Kingston, PA	(s)	6,490	7.790%	01/2012	-	6,116
Mechanicsburg, PA		4,685	7.780%	01/2012	500	4,514
New Kingston, PA	(s)	3,092	7.780%	01/2012	-	2,914
Milford, OH	(b)	13,879	6.612%	02/2012	1,822	12,686
Lake Forest, CA		9,929	7.260%	02/2012	901	9,708
Westlake, TX	(b)	18,290	5.392%	05/2012	1,280	17,829
Millington, TN		16,678	5.247%	05/2012	1,181	16,222
Cary, NC	(b)	12,709	5.584%	05/2012	826	12,543
Lakewood, CO		8,131	5.097%	05/2012	566	7,890
Farmington Hills, MI	(b)	18,540	5.723%	09/2012	1,500	17,724
Laurens, SC	(b)	15,024	5.911%	09/2012	1,396	14,022
Temperance, MI	(b)	10,071	5.912%	09/2012	936	9,400
Baton Rouge, LA	(b)	6,186	5.333%	10/2012	443	5,948
San Antonio, TX		27,252	6.080%	10/2012	2,260	26,025
Plymouth, MI	(b)	10,895	5.964%	12/2012	1,026	10,026
Colorado Springs, CO	(b)	10,802	5.996%	12/2012	887	10,272
Fort Mill, SC		10,381	6.000%	01/2013	839	9,904
Centennial, CO	(b)(r)	14,429	5.724%	02/2013	1,177	13,555
Brea, CA	(b)	75,736	5.734%	05/2013	5,361	73,071
Atlanta, GA		42,334	5.268%	05/2013	3,004	40,356
Irving, TX	(b)	38,058	5.452%	05/2013	2,702	36,466
Houston, TX		16,540	5.218%	05/2013	1,166	15,737
Southington, CT		12,853	5.018%	05/2013	890	12,228
Indianapolis, IN		9,022	5.168%	05/2013	633	8,580
Fort Meyers, FL		8,865	5.268%	05/2013	592	8,550
Phoenix, AZ		17,767	6.270%	09/2013	1,527	16,490
Foxboro, MA	(b)	11,233	6.000%	01/2014	3,270	-
Moody, AL		6,866	4.978%	01/2014	493	6,350
Swedesboro, NJ	(b)	7,108	5.545%	04/2014	482	6,784
Clive, IA		5,539	5.139%	05/2014	387	5,151
Fort Mill, SC		19,465	5.373%	05/2014	1,364	18,311
Philadelphia, PA	(p)	46,738	5.060%	07/2014	3,178	43,520
Fishers, IN		11,348	6.375%	08/2014	932	10,466
Columbus, IN	(i)	25,831	6.150%	09/2014	1,611	25,831
Las Vegas, NV	(i)	31,427	6.150%	09/2014	1,960	31,427
Memphis, TN	(i)	46,253	6.150%	09/2014	2,884	46,253
Columbus, IN	(i)	607	7.500%	09/2014	54	568
Las Vegas, NV	(i)	739	7.500%	09/2014	66	691
Memphis, TN	(i)	1,087	7.500%	09/2014	97	1,017
Issaquah, WA	(b)	31,747	5.665%	12/2014	2,113	30,388
Canonsburg, PA	(b)	9,079	5.426%	12/2014	489	9,095
Chicago, IL	(b)	29,283	5.639%	01/2015	1,548	29,900
Greenville, SC		9,000	5.500%	01/2015	495	9,000

LEXINGTON REALTY TRUST
Consolidated Properties: Mortgages and Notes Payable
9/30/2010
Property	Footnotes	Debt Balance ($000)	Interest Rate (%)	Maturity (a)	Current Estimated Annual Debt Service ($000) (d)	Balloon Payment ($000)
Carrollton, TX		13,261	5.530%	01/2015	993	12,022
Herndon, VA	(b)	11,405	5.885%	04/2015	888	10,359
Glen Allen, VA	(b)	19,483	5.377%	05/2015	1,292	18,321
Houston, TX		15,889	5.160%	05/2015	1,114	14,431
Rockaway, NJ		14,900	5.292%	05/2015	799	14,900
Houston, TX		12,413	5.210%	05/2015	874	11,282
Fishers, IN		12,338	5.160%	05/2015	865	11,205
San Antonio, TX		12,243	5.340%	05/2015	875	11,167
Atlanta, GA		11,278	5.260%	05/2015	751	10,502
Los Angeles, CA		10,740	5.110%	05/2015	750	9,760
Richmond, VA		9,947	5.310%	05/2015	708	9,055
Harrisburg, PA		8,586	5.110%	05/2015	599	7,792
Knoxville, TN		7,314	5.310%	05/2015	520	6,658
Tulsa, OK		7,186	5.060%	05/2015	499	6,517
Carrollton, TX	(b)	19,931	5.725%	07/2015	1,382	18,710
Elizabethtown, KY	(j)	14,828	4.990%	07/2015	1,041	13,332
Hopkinsville, KY		8,693	4.990%	07/2015	610	7,816
Dry Ridge, KY	(n)	6,229	4.990%	07/2015	437	5,601
Owensboro, KY	(n)	5,525	4.990%	07/2015	388	4,967
Elizabethtown, KY	(j)	2,798	4.990%	07/2015	196	2,516
Houston, TX	(b)	46,930	6.250%	09/2015	8,159	18,161
Sugar Land, TX	(b)	12,199	6.250%	09/2015	2,083	6,286
Bridgewater, NJ		14,805	5.732%	03/2016	860	13,825
Omaha, NE		8,446	5.610%	04/2016	621	7,560
Tempe, AZ		7,977	5.610%	04/2016	586	7,140
Lisle, IL		10,200	6.500%	06/2016	793	9,377
Dallas, TX	(b)	18,510	5.939%	07/2016	1,136	18,365
Rochester, NY	(f)	18,359	6.210%	08/2016	1,383	16,765
Statesville, NC	(f)	13,769	6.210%	08/2016	1,037	12,574
Rockford, IL	(f)	6,738	6.210%	08/2016	508	6,153
Glenwillow, OH		16,591	6.130%	09/2016	1,240	15,132
Memphis, TN		3,865	5.710%	01/2017	275	3,484
Orlando, FL		9,975	5.722%	02/2017	579	9,309
Dubuque, IA		10,147	5.402%	06/2017	733	8,725
Shreveport, LA		19,000	5.690%	07/2017	1,096	19,000
McDonough, GA		23,000	6.110%	11/2017	1,425	21,651
Lorain, OH	(b)	1,250	7.750%	07/2018	108	-
Manteca, CA	(b)	883	7.750%	07/2018	77	-
Watertown, NY	(b)	830	7.750%	07/2018	72	-
Lewisburg, WV	(b)	583	7.750%	07/2018	51	-
San Diego, CA	(b)	563	7.750%	07/2018	49	-
Galesburg, IL	(b)	495	7.750%	07/2018	43	-
Boston, MA		13,404	6.100%	12/2018	996	11,520
North Berwick, ME		11,225	3.560%	04/2019	1,532	-
Overland Park, KS	(b)	36,872	5.891%	05/2019	2,657	31,819
Kansas City, MO	(b)	17,588	5.883%	05/2019	1,268	15,182
Streetsboro, OH	(b)	19,035	5.749%	09/2019	1,344	16,338
Boca Raton, FL		20,400	6.470%	02/2020	1,338	18,383
Wall, NJ	(b)	26,797	6.250%	01/2021	3,106	-

LEXINGTON REALTY TRUST
Consolidated Properties: Mortgages and Notes Payable
9/30/2010
Property	Footnotes	Debt Balance ($000)	Interest Rate (%)	Maturity (a)	Current Estimated Annual Debt Service ($000) (d)	Balloon Payment ($000)
Charleston, SC		7,350	5.850%	02/2021	436	6,632
Durham, NH	(b)	17,921	6.750%	03/2021	1,219	-
Antioch, TN	(b)	12,860	6.320%	10/2021	1,580	774
Whippany, NJ		15,787	6.298%	11/2021	1,344	10,400
Dillon, SC		21,678	5.974%	02/2022	1,832	13,269
Salt Lake City, UT		36,703	5.527%	10/2028	3,232	-
Subtotal/Wtg. Avg./Years Remaining (l)		$1,542,136	5.788%	4.8	$118,527	$1,299,838

Corporate
Credit Facility	(c)	$18,772	3.107%	02/2011	$591	$18,772
Term Loan	(h)(k)	35,551	5.520%	03/2013	1,990	35,551
Term Loan	(h)(k)	25,000	5.520%	03/2013	1,399	25,000
Exchangeable Notes	(e)(m)	62,150	5.450%	01/2027	3,387	62,150
Convertible Notes	(o)(q)	115,000	6.000%	01/2030	6,900	115,000
Trust Preferred Notes	(g)	129,120	6.804%	04/2037	8,785	129,120
Subtotal/Wtg. Avg./Years Remaining (l)		$385,593	5.964%	11.3	$23,052	$385,593
Total/Wtg. Avg./Years Remaining (l)		$1,927,729	5.823%	6.1	$141,579	$1,685,431

Footnotes
(a)	Subtotal and total based on weighted average term to maturity (or put dates) shown in years based on debt balance.
(b)	Debt balances based upon imputed interest rates.
(c)	Floating rate debt 30/60/90/120 day LIBOR plus 285 bps, maturity can be extended to 02/2012 at the Company's option.
(d)	Remaining payments for debt with less than 12 months to maturity, all others are debt service for next 12 months.
(e)	Holders have the right to put notes to the Company commencing 2012 and every five years thereafter.
(f)	Properties are cross-collateralized properties.
(g)	Rate fixed through 04/2017, thereafter LIBOR plus 170 bps.
(h)	Rate is swapped to fixed rate through maturity.
(i)	Properties are cross-collateralized properties.
(j)	Properties are cross-collateralized properties.
(k)	Represents full payable of loans, discount of $2,432 excluded from balance.
(l)	Total shown may differ from detailed amounts due to rounding.
(m)	Represents full payable of notes, discount of $878 excluded from balance.
(n)	Properties are cross-collateralized properties.
(o)	Holders have the right to redeem the notes on 01/15/17, 01/15/20 and 01/15/25.
(p)	Lexington has an 80.5% interest in this property.
(q)	Represents full payable of notes, discount of $12,274 excluded from balance.
(r)	Maturity date represents lender call date.
(s)	Debt service payments have been suspended by Lexington.

LEXINGTON REALTY TRUST
Non- Consolidated Investments: Mortgages & Notes Payable
09/30/2010
Joint Venture	Debt Balance ($000)	LXP Proportionate Share ($000) (3)	Interest Rate (%)	Maturity	Current Estimated Annual Debt Service ($000) (4)	Balloon Payment ($000)	Proportionate Share Balloon Payment ($000) (3)
Net Lease Strategic (5)	$7,600	$1,140	6.930%	12/2010	$156	$7,577	$1,137
Harpard	173	47	9.875%	01/2011	177	-	-
Net Lease Strategic	2,087	313	7.500%	01/2011	51	2,076	311
Net Lease Strategic	13,472	2,021	7.400%	04/2011	609	13,365	2,005
Net Lease Strategic	30,582	4,587	5.126%	05/2011	1,054	30,582	4,587
Taber	225	61	10.125%	06/2011	234	-	-
Jayal	526	156	11.500%	03/2012	365	-	-
Net Lease Strategic	22,637	3,396	5.147%	05/2012	1,491	22,153	3,323
Net Lease Strategic	7,437	1,116	7.670%	01/2013	2,817	-	-
Net Lease Strategic	12,752	1,913	5.148%	05/2013	894	12,144	1,822
Net Lease Strategic	4,782	717	5.950%	09/2013	381	4,496	674
Net Lease Strategic	19,961	2,994	5.810%	02/2014	1,551	18,588	2,788
Net Lease Strategic	9,162	1,374	5.616%	04/2014	697	8,484	1,273
Net Lease Strategic	1,009	151	8.500%	04/2015	271	-	-
Net Lease Strategic	16,524	2,479	5.411%	05/2015	1,189	15,087	2,263
Net Lease Strategic - Oklahoma TIC	14,687	881	5.240%	05/2015	976	13,673	820
Net Lease Strategic	12,325	1,849	5.212%	06/2015	836	11,349	1,702
Net Lease Strategic	5,969	895	5.783%	06/2015	462	5,371	806
Net Lease Strategic	18,027	2,704	8.036%	09/2015	3,352	6,925	1,039
Net Lease Strategic	5,181	777	8.036%	09/2015	925	2,203	330
Net Lease Strategic	8,379	1,257	6.090%	01/2016	668	7,446	1,117
Net Lease Strategic	6,193	929	6.090%	04/2016	494	5,465	820
Net Lease Strategic	6,354	953	6.315%	09/2016	497	5,723	858
One Summit	15,419	4,626	9.375%	10/2016	3,344	-	-
Net Lease Strategic	8,969	1,345	6.063%	11/2016	683	8,023	1,203
One Summit	10,087	3,026	10.625%	11/2016	2,239	-	-
Net Lease Strategic	8,749	1,312	5.910%	10/2018	728	6,624	994
Net Lease Strategic	9,611	1,442	6.010%	08/2019	753	7,658	1,149
Net Lease Strategic	7,500	1,125	6.507%	11/2019	506	6,692	1,004

LEXINGTON REALTY TRUST
Non- Consolidated Investments: Mortgages & Notes Payable
09/30/2010

Joint Venture	Debt Balance ($000)	LXP Proportionate Share ($000) (3)	Interest Rate (%)	Maturity	Current Estimated Annual Debt Service ($000) (4)	Balloon Payment ($000)	Proportionate Share Balloon Payment ($000) (3)
Net Lease Strategic	9,704	1,456	6.270%	12/2019	774	7,755	1,163
Net Lease Strategic	8,965	1,345	9.800%	02/2020	1,917	-	-
Net Lease Strategic	9,813	1,472	5.930%	10/2020	750	7,660	1,149
Net Lease Strategic	9,114	1,367	5.460%	12/2020	741	5,895	884
Net Lease Strategic	9,319	1,398	5.640%	01/2021	692	7,018	1,053
Net Lease Strategic	11,737	1,761	5.380%	08/2025	1,144	362	54
Total/Wtg. Avg. (1)/Years Remaining (2)	$345,031	$54,385	6.648%	5.2	$34,418	$250,394	$36,328

Footnotes
(1)	Weighted average interest rate based on proportionate share.
(2)	Weighted average years remaining on maturities based on proportionate debt balance.
(3)	Total balance shown may differ from detailed amounts due to rounding.
(4)	Remaining payments for debt with less than 12 months to maturity, all others are debt service for 12 months.
(5)	Lender is Lexington.

LEXINGTON REALTY TRUST
Partnership Interests
Nine Months Ended September 30, 2010
($000)

Noncontrolling Interest Properties - Partners' Proportionate Share (1)

EBITDA	$2,867
Interest expense	$861
Depreciation and amortization	$1,486
Impairment loss on real estate	$3,134

Non-Consolidated Net Leased Real Estate - Lexington's Share

EBITDA	$23,395
Interest expense	$2,781

Footnotes
(1)	Excludes discontinued operations and OP unit noncontrolling interests.

LEXINGTON REALTY TRUST
Selected Balance Sheet Account Detail
09/30/2010
($000)

Other assets	$54,024

The components of other assets are:

Deposits, including forward purchase equity commitment	$26,138
Investments	10,570
Equipment	1,114
Prepaids	5,612
Other receivables	1,276
Deferred lease incentives	9,188
Other	126

Accounts payable and other liabilities	$44,840

The components of accounts payable and other liabilities are:

Accounts payable and accrued expenses	$12,767
CIP accruals and other	9,762
Taxes	1,107
Deferred lease costs	3,824
Subordinated notes	2,101
Deposits	1,376
Escrows	2,487
Sale/leaseback financing obligation	4,750
Transaction costs	559
Derivative liability	6,107

LEXINGTON REALTY TRUST
Revenue Data
9/30/2010
($000)

Base Rent Estimates for Current Assets

Year	Cash (1)	GAAP (1)
2010 - remainder	$74,502	$77,001
2011	$302,428	$303,930
2012	$274,904	$276,001
2013	$236,408	$236,137
2014	$197,761	$201,515

Other Revenue Data

Asset Class	GAAP Base Rent as of 9/30/10 (2)	Percentage
Office	$148,804	63.9%
Industrial	$47,033	20.2%
Retail	$10,048	4.3%
Multi-tenant	$27,144	11.6%
	$233,029	100.0%

Credit Ratings (3)
Investment Grade	$111,158	47.7%
Non-Investment Grade	$40,760	17.5%
Unrated	$81,111	34.8%
	$233,029	100.0%

Footnotes
(1)
Amounts assume (1) lease terms for non-cancellable periods only, (2) that all below market leases are renewed by the tenants at the option rate and (3) that no new or renegotiated leases are entered into for any other property.

(2)	Nine months ended 9/30/2010 GAAP base rent recognized for consolidated properties owned as of 9/30/2010.
(3)	Credit ratings are based upon either tenant, guarantor or parent. All multi-tenant assets are included in unrated.

LEXINGTON REALTY TRUST
Top 20 Markets
9/30/2010

	Core Based Statistical Area (2)	Percent of GAAP Base Rent as of 9/30/10 (1)
1	Dallas-Fort Worth-Arlington, TX	8.1%
2	New York-Northern New Jersey-Long Island, NY-NJ-PA	6.9%
3	Los Angeles-Long Beach-Santa Ana, CA	6.3%
4	Houston-Sugar Land-Baytown, TX	5.1%
5	Memphis, TN-MS-AR	4.3%
6	Atlanta-Sandy Springs-Marietta, GA	4.1%
7	Kansas City, MO-KS	3.4%
8	Detroit-Warren-Livonia, MI	2.8%
9	Orlando-Kissimmee, FL	2.6%
10	Indianapolis-Carmel, IN	2.4%
11	Boston-Cambridge-Quincy, MA-NH	2.3%
12	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2.3%
13	Chicago-Naperville-Joliet, IL-IN-WI	2.2%
14	Charlotte-Gastonia-Concord, NC-SC	1.9%
15	Phoenix-Mesa-Scottsdale, AZ	1.9%
16	Washington-Arlington-Alexandria, DC-VA-MD-WV	1.8%
17	San Antonio, TX	1.7%
18	Seattle-Tacoma-Bellevue, WA	1.6%
19	Baltimore-Towson, MD	1.6%
20	Richmond, VA	1.6%
	Total Top 20 Markets (3)	64.7%

Footnotes
(1)	Nine months ended 9/30/2010 GAAP base rent recognized for consolidated properties owned as of 9/30/2010.
(2)
A Core Based Statistical Area is the official term for a functional region based around an urban center of at least 10,000 people, based on standards published by the Office of Management and Budget (OMB) in 2000. These standards are used to replace the definitions of metropolitan areas that were defined in 1990.

(3)	Total shown may differ from detailed amounts due to rounding.

LEXINGTON REALTY TRUST
Tenant Industry Diversification
9/30/2010

Industry Category	Percent of GAAP Base Rent as of 9/30/10 (1)
Finance/Insurance	12.6%
Automotive	9.4%
Energy	9.3%
Consumer Products	9.3%
Technology	8.7%
Food	7.3%
Healthcare	6.3%
Service	6.3%
Transportation/Logistics	6.1%
Construction/Materials	3.7%
Telecommunications	3.7%
Media/Advertising	3.5%
Aerospace/Defense	3.0%
Printing/Production	2.6%
Education	2.3%
Retail Department & Discount	2.0%
Real Estate	1.2%
Apparel	1.0%
Retail - Specialty	0.8%
Security	0.6%
Retail - Electronics	0.3%
Total (2)	100.0%

Footnotes
(1)	Nine months ended 9/30/2010 GAAP base rent recognized for consolidated properties owned as of 9/30/2010.
(2)	Total shown may differ from detailed amounts due to rounding.

LEXINGTON REALTY TRUST
Top 10 Tenants or Guarantors
9/30/2010

Tenants or Guarantors	Number of Leases	Sq. Ft. Leased	Sq. Ft. Leased as a Percent of Consolidated Portfolio (2)	GAAP Base Rent as of 9/30/10 ($000) (1)	Percent of GAAP Base Rent as of 9/30/10 ($000) (1)
Bank of America, NA	8	691,893	1.9%	$7,233	3.1%
Baker Hughes, Inc.	2	720,221	1.9%	$6,991	3.0%
Dana Holding Corporation and Dana Limited	6	1,902,414	5.1%	$6,226	2.7%
Federal Express Corporation	2	641,286	1.7%	$5,563	2.4%
Swiss Re America Holding Corporation	2	476,123	1.3%	$4,954	2.1%
Morgan, Lewis & Bockius, LLC (3)	1	290,565	0.8%	$4,935	2.1%
CEVA Logistics U.S., Inc. (TNT Logistics Holdings, B.V.)	3	2,503,916	6.7%	$4,928	2.1%
Wells Fargo Bank, N.A.	2	338,301	0.9%	$4,496	1.9%
International Business Machines Corporation (Internet Security Systems, Inc.)	2	289,000	0.8%	$4,433	1.9%
Reckitt Benckiser, Inc.	1	186,889	0.5%	$4,169	1.8%
	29	8,040,608	21.6%	$53,928	23.1%

Footnotes
(1)	Nine months ended 9/30/2010 GAAP base rent recognized for consolidated properties owned as of 9/30/2010.
(2)	Total shown may differ from detailed amounts due to rounding.
(3)	Includes parking garage operations, Lexington has an 80.5% interest in this property.

Investor Information

Transfer Agent	Investor Relations

BNY Mellon Shareowner Services	Patrick Carroll
480 Washington Blvd.	Executive Vice President and Chief Financial Officer
Jersey City NJ 07310-1900	Telephone (direct)	(212) 692-7215
(800) 850-3948	Facsimile (main)	(212) 594-6600
www.bnymellon.com/shareowner/isd	E-mail	pcarroll@lxp.com

Research Coverage

Barclays Capital		Morgan, Keegan & Co., Inc.
Ross L. Smotrich	(212) 526-2306	Stephen C. Swett	(212) 508-7585

Friedman, Billings, Ramsey		Raymond James & Assoc.
Gabe Poggi	(703) 469-1141	Paul Puryear	(727) 567-2253

J.P. Morgan Chase		Stifel Nicolaus
Anthony Paolone	(212) 622-6682	John W. Guinee	(443) 224-1307

Keefe, Bruyette & Woods		Wells Fargo Securities, LLC
Sheila K. McGrath	(212) 887-7793	Todd J. Stender	(212) 214-8067